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                               CYGNE DESIGNS, INC.


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                      AMENDED AND RESTATED CREDIT AGREEMENT

                         Dated as of September 20, 1996


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                        THE HONGKONG AND SHANGHAI BANKING
                              CORPORATION LIMITED,
                                 NEW YORK BRANCH




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

                                TABLE OF CONTENTS


  SECTION 1. DEFINITIONS AND ACCOUNTING MATTERS............................. 1
           1.01 Certain Defined Terms....................................... 1
           1.02 Accounting Terms and Determinations.........................14

  SECTION 2. THE CREDIT FACILITIES..........................................14
           2.01 Facilities..................................................14
           2.02 Letters of Credit...........................................15
           2.03 Loans.......................................................16
           2.04 Changes of Commitments......................................17
           2.05 Certain Fees................................................17
           2.06 Credit Offices..............................................17

  SECTION 3. PAYMENTS OF PRINCIPAL AND INTEREST.............................17
           3.01 Repayments of Reimbursement Obligations and Loans...........17
           3.02 Interest....................................................18
           3.03 Optional Prepayments of Loans...............................18
           3.04 Mandatory Prepayments of Loans..............................18

  SECTION 4. PAYMENTS; COMPUTATIONS; ETC....................................19
           4.01 Payments....................................................19
           4.02 Computations................................................19
           4.03 Setoff......................................................19
           4.04 Minimum Amounts.............................................20
           4.05 Certain Notices.............................................20

  SECTION 5. YIELD PROTECTION...............................................20

  SECTION 6. CONDITIONS PRECEDENT...........................................22
           6.01 Initial Credits.............................................22
           6.02 Subsequent Credits..........................................24

  SECTION 7. REPRESENTATIONS AND WARRANTIES.................................25
           7.01 Corporate Existence.........................................25
           7.02 Financial Condition.........................................25
           7.03 Litigation..................................................26
           7.04 No Breach...................................................26
           7.05 Corporate Action............................................26
           7.06 Approvals...................................................26
           7.07 Use of Credits..............................................26
           7.08 ERISA.......................................................27
           7.09 Taxes.......................................................27
           7.10 Investment Company Act......................................27
           7.11 Public Utility Holding Company Act..........................27
           7.12 Credit Agreements...........................................27
           7.13 Hazardous Materials.........................................27
           7.14 Subsidiaries................................................27

  SECTION 8. COVENANTS OF THE COMPANY.......................................28
           8.01 Financial Statements........................................28
           8.02 Litigation..................................................30
           8.03 Corporate Existence, Etc....................................30
           8.04 Insurance...................................................31
           8.05 Prohibition of Fundamental Changes..........................33
           8.06 Limitation on Liens.........................................33
           8.07 Indebtedness................................................35

                                CREDIT AGREEMENT


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                                     - ii -

           8.08 Investments.................................................35
           8.09 Dividend Payments...........................................35
           8.10 Leverage Ratio..............................................35
           8.11 Tangible Net Worth..........................................35
           8.12 Current Ratio...............................................36
           8.13 Subordinated Indebtedness...................................36
           8.14 Lines of Business...........................................36
           8.15 Transactions with Affiliates................................36
           8.16 Use of Proceeds.............................................37
           8.17 Amendments to Other Documents...............................37
           8.18 Audit of Inventory and Accounts Receivable..................37
           8.19 Bank Accounts...............................................37
           8.20 CAT Transaction.............................................37
           8.21 Sale of ATSC Shares.........................................38
           8.22 Sale of Florence Property...................................38

  SECTION 9. EVENTS OF DEFAULT AND REMEDIES.................................38
           9.01 Events of Default...........................................38
           9.02 Collateral Account..........................................40

  SECTION 10. MISCELLANEOUS.................................................41
           10.01 Waiver.....................................................41
           10.02 Notices....................................................41
           10.03 Expenses, Etc..............................................43
           10.04 Amendments, Etc............................................43
           10.05 Successors and Assigns; Assignment.........................43
           10.06 Assignments and Participations.............................43
           10.07 Survival...................................................44
           10.08 Captions...................................................44
           10.09 Counterparts...............................................44
           10.10 Governing Law; Submission to Jurisdiction..................44
           10.11 Waiver of Jury Trial.......................................44
           10.12 Severability...............................................45
           10.13 Effectiveness..............................................45
           10.14 Effect of Amendment and Restatement........................45

  Signature Page

  Schedule 2.01 - Existing Letters of Credit
  Schedule 7.12 - Credit Agreements
  Schedule 7.14 - Subsidiaries
  Schedule 8.07 - Indebtedness
  Schedule 8.08 - Investments

  Exhibit A-1   - Form of LAI Note
  Exhibit A-2   - Form of Revolving Note
  Exhibit A-3   - Form of Export Loan Note
  Exhibit B     - Security Agreement
  Exhibit C-1   - ACS Guarantee
  Exhibit C-2   - CTW Guarantee
  Exhibit C-3   - Knits Guarantee
  Exhibit D     - Letter of Negative Pledge
  Exhibit E     - Escrow Agreement
  Exhibit F     - Assignment of Registration Rights

                                CREDIT AGREEMENT


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                                    - iii -

  Exhibit G     - Borrowing Base Certificate
  Exhibit H     - Form of Opinion of Company Counsel
  Exhibit I     - Commitment Letter



                                CREDIT AGREEMENT

     AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 20, 1996 between CYGNE DESIGNS, INC., a Delaware corporation (the "Company"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a foreign banking corporation acting through its New York Branch (the "Bank"). Unless otherwise defined in this heading or in the recitals to this Agreement, all terms used in this heading and in such recitals have the respective meanings set forth in Section
1.01 of this Agreement.

                              W I T N E S S E T H :

     WHEREAS, on the date hereof, there exists a credit facility between the Bank and the Company, which facility is evidenced by a related credit agreement (the "Existing Credit Agreement");

     WHEREAS, the Company has requested the amendment and modification of certain provisions of the Existing Credit Agreement; and

     WHEREAS, the Company has requested that the Existing Credit Agreement, as amended prior to the date hereof and as amended and modified hereby, be restated in its entirety to reflect such amendment and modification;

     NOW THEREFORE, the parties hereto agree that the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

     SECTION 1. DEFINITIONS AND ACCOUNTING MATTERS.

     1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

     "ACS" shall mean AC Services, Inc., a Delaware corporation.

     "ACS Guarantee" shall mean the guarantee agreement substantially in the form of Exhibit C-1 hereto, pursuant to which ACS shall guarantee the Guaranteed Obligations referred to therein, as amended, supplemented or otherwise modified and in effect from time to time.

     "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation and a Person and its subsidiaries shall not be deemed to be Affiliates of each other.

     "AT" shall mean AnnTaylor, Inc., a Delaware corporation.


                                CREDIT AGREEMENT


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                                      - 2 -

     "Alternative Credit Office" shall mean any office of the Bank other than the Bank's New York Office.

     "ATSC" shall mean AnnTaylor Stores Corporation, a Delaware corporation.

     "ATSC Shares" shall mean all of the validly issued, fully paid and nonassessable shares of common stock, par value $0.0068 per share, of ATSC acquired by the Company pursuant to the Stock and Asset Purchase Agreement and pledged by the Company to the Bank.

     "Applicable Credit Office" shall mean, with respect to each type of Credit, the Bank's New York Office or such other office of the Bank as the Bank may from time to time designate as the office at which its Credits of such type are to be extended and maintained.

     "Applicable Margin" shall mean 1.00%, provided that, in any event, the Applicable Margin shall mean 1.75% during any period after the Effective Date if either (x) there is an excess with respect to the aggregate outstanding principal amount of Loans as described under Section 3.04(b) hereof, or (y) the Company defaults in the performance of its obligations under Sections 8.10, 8.11 or 8.12 hereof.

     "Available Facility" shall mean, as at any date of determination thereof, the amount equal to the excess of the Total Facility at said date over the aggregate sum of (i) the outstanding amount of all Reimbursement Obligations at said date, (ii) the undrawn face amount of all issued Letters of Credit and Standby Letters of Credit at said date, and (iii) the outstanding principal amount of all Loans at said date.

     "Bank's New York Office" shall mean the New York City office of the Bank, presently located at 140 Broadway, New York, New York 10005.

     "Basle Accord" shall mean the proposals for a risked-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as modified and supplemented and in effect from time to time.

     "Borrowing Base" shall mean, as at any day of determination thereof, the sum of (i) 80% of the aggregate amount of Eligible Receivables at said date plus
(ii) 50% of the aggregate amount of Eligible Inventory at said date, which Eligible Inventory shall in no event exceed $7,000,000 in the aggregate prior to such fractional reduction, plus (iii) 50% of the aggregate face amount of all undrawn Letters of Credit at said date plus (iv) 50% of the value of the ATSC Shares then held by the Bank, the value of which ATSC Shares shall in no event exceed $12,000,000 in the aggregate subsequent to such fractional reduction plus
(v) any balance in the Collateral Account minus (vi) an amount equal to two times the average monthly commissions or processing fees (to the extent such are included in the value of Inventory) paid to bailees, warehousemen, terminal operators, Processors (as defined in the definition of "Eligible Inventory" set forth in this Section 1.01) or other third parties with whom the Company has lodged Inventory during the period of two fiscal quarters most recently ended on or before such



                                CREDIT AGREEMENT
date, provided that, the Bank may from time to time in its sole and absolute discretion modify the respective components of the Borrowing Base set forth herein.

     "Borrowing Base Certificate" shall mean a certificate of the chief financial officer of the Company, in substantially the form of Exhibit G hereto and appropriately completed.

     "Business Day" shall mean any day on which commercial banks are not authorized or required to close in New York City.

     "Cash Proceeds" shall mean, with respect to any sale, assignment, transfer or other disposition of any property, the aggregate cash payments received (directly or indirectly), including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, therefrom, but only as and when received.

     "CAT Group" shall mean, collectively, CAT US, Inc., a Delaware corporation, C.A.T. (Far East) Limited, a Hong Kong corporation, and CAT Italy S.r.l., an Italian corporation.

     "CAT Transaction" shall mean, collectively, the transactions contemplated by the Stock and Asset Purchase Agreement.

     "CAT Transaction Documents" shall mean the Stock and Asset Purchase Agreement and all other documents to which the Company is party delivered in connection therewith.

     "CAT Transfer Date" shall mean the date on which the transactions contemplated by the Stock and Asset Purchase Agreement are consummated.

     "CGFE" shall mean Cygne Group (F.E.) Limited, a Hong Kong corporation.

     "CTW" shall mean Cygne TW, Inc., a Delaware corporation.

     "CTW Guarantee" shall mean the guarantee agreement substantially in the form of Exhibit C-2 hereto, pursuant to which CTW shall guarantee the Guaranteed Obligations referred to therein, as amended, supplemented or otherwise modified and in effect from time to time.

     "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No.
13).

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.



                                CREDIT AGREEMENT


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                                      - 4 -

     "Collateral Account" shall mean the collateral account established by the Company with the Bank as provided in Section 9.02 hereof.

     "Commitment Letter" shall mean that certain commitment letter from the Bank to the Company dated May 15, 1996, a copy of which is attached hereto as Exhibit
I. The terms of the Commitment Letter are incorporated herein by reference and such terms and conditions as set forth therein shall survive until the Notes have been repaid in full and this Agreement has been terminated. In the event of a conflict between the terms of the Commitment Letter and the terms of this Agreement, the terms of this Agreement shall prevail.

     "Commitments" shall mean, collectively, the Letter of Credit Commitment, the Revolving Loan Commitment, the LAI Commitment, the Export Loan Commitment and the Standby Letter of Credit Commitment.

     "Consolidated Subsidiary" shall mean, as to any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

     "Credit" shall mean a Loan, a Letter of Credit or a Standby Letter of Credit.

     "Credit Documents" shall mean, collectively, this Agreement, the Notes, the Letter of Credit Documents, the Standby Letter of Credit Documents and the Security Documents.

     "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

     "Dividend Payment" shall mean dividends (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Company, but excluding dividends payable solely in shares of common stock of the Company.

     "Dollars" and "$" shall mean lawful money of the United States of America.

     "Effective Date" shall have the meaning assigned to such term in Section
10.13 hereof.

     "Eligible Inventory" shall mean, as at any date of determination thereof, the sum of the following (determined without duplication):

     (a) the value (determined at the lower of cost or market in accordance with GAAP, except that cost shall be determined on a first-in-first-out basis) of all Inventory owned by (and in the possession or under the control of) the Company and its Subsidiaries (other than with respect to the CAT Group for purposes hereof) and located in a jurisdiction in the United States of America as to which appropriate Uniform Commercial Code financing statements have been filed naming the Company or such Subsidiary, as "debtor" and the Bank as "secured party"


                                CREDIT AGREEMENT

(excluding however, except to the extent that the Bank otherwise agrees with respect to any specific customer or Processor, any such Inventory which has been shipped to a customer of the Company or such Subsidiary, including Processors referred to below, even if on a consignment or "sale or return" basis) and which is in good condition, meets all standards imposed by any governmental agency or department or division thereof having regulatory authority over such Inventory, its use or sale and which is either currently useable or currently saleable in the normal course of the business of the Company and its Subsidiaries without any notice to, or consent of, any governmental agency or department or division thereof, plus

     (b) the value (determined as described in clause (a) above) of all Inventory being processed by third parties on behalf of the Company (any such third party being herein called a "Processor"), but only to the extent that the Company shall have filed an appropriate uniform commercial code financing statement in the respective jurisdiction in which such Inventory is located naming the respective Processor as "debtor", the Company as "secured party" and the Bank as the "assignee" and delivered to the Bank an opinion of counsel satisfactory to the Bank to the effect that to the extent such arrangement constitutes a consignment or security interest under applicable law, the Company has a valid perfected first priority security interest in such Inventory and that, by virtue of the Security Agreement, such security interest has been validly assigned to the Bank and accordingly the Bank has a valid and perfected security interest in such Inventory under the Security Agreement.

     "Eligible Letter of Credit Transaction" shall mean Reimbursement Obligations arising in connection with trade transactions relating to the importation of apparel products.

     "Eligible Receivables" shall mean, as at any date of determination thereof, the aggregate of all Receivables at said date due to the Company, other than the following (determined without duplication):

     (a) any Receivable not payable in Dollars,

     (b) any Receivable which, at the date of issuance of the respective invoice therefor, was payable more than ninety days after shipment of the related Inventory,

     (c) any Receivable due from an Affiliate or a Subsidiary of the Company,

     (d) any Receivable due from an account debtor whose principal place of business is located outside of the United States of America unless the Bank has agreed in writing that such Receivable shall be treated as "Eligible" or backed by U.S. Government insurance or a letter of credit issued or confirmed by a bank organized under the laws of the United States of America or a State thereof and having capital and surplus in excess of $500,000,000 (so long as such letter of credit has been delivered to the Bank as additional collateral under the Security Agreement),

     (e) any Receivable due from an account debtor which the Bank has notified the Company does not have a satisfactory credit standing (as determined in the sole discretion of the Bank),


                                CREDIT AGREEMENT

     (f) any Receivable which remains unpaid for more than ninety days (measured from the date of the original issuance of the invoice thereof),

     (g) all Receivables of any account debtor if more than 20% of the aggregate amount of the Receivables of such account debtor have at the time remained unpaid for more than ninety days (measured from the date of the original issuance of the invoice thereof),

     (h) any Receivable as to which there is any unresolved dispute with the respective account debtor (but only to the extent of the amount thereof in dispute),

     (i) any Receivable evidenced by an Instrument (as defined in the Security Agreement) not in the possession of the Bank,

     (j) any Receivable representing an obligation for goods sold on consignment, or approval or on a sale-or-return basis or subject to any other repurchase or return arrangement, except to the extent the Bank shall have otherwise agreed in writing, and

     (k) any Receivable due from an account debtor if such account debtor is operating under the protection of any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts.

     "Environmental Laws" shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" shall mean any (a) corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company, (b) any entity which is under common control (within the meaning of Section 414(c) of the Code) with the Company, (c) any member of an affiliated service group (within the meaning of Section 414(m) of the Code) in which the Company is also a member, and (d) any other entity affiliated with the Company under Section 414(o) of the Code.

     "Escrow Account" shall mean the escrow account established by the Company with the Escrow Agent as provided in Section 8.19 hereof.


                                CREDIT AGREEMENT

     "Escrow Agent" shall mean Marine Midland Bank, in its capacity as an escrow agent, under the Escrow Agreement.

     "Escrow Agreement" shall mean the escrow agreement substantially in the form of Exhibit E hereto, pursuant to which the Bank shall retain the ATSC Shares, as amended, supplemented or otherwise modified and in effect from time to time.

     "Event of Default" shall have the meaning assigned to such term in Section
9.01 hereof.

     "Existing Letter of Credit" shall mean each letter of credit set forth in
Schedule 2.01 hereto.

     "Existing Standby Letter of Credit" shall mean each standby letter of credit set forth in Schedule 2.01 hereto.

     "Export Loan" shall have the meaning assigned to that term in Section 2.01(d) hereof.

     "Export Loan Commitment" shall mean the obligation of the Bank to make Export Loans up to an aggregate principal amount for all Export Loans at any one time outstanding up to $3,000,000 (as the same shall be reduced and terminated from time to time as provided for by Section 2.04 hereof).

     "Export Loan Note" shall mean the promissory note provided for by Section 2.03(d) hereof, substantially in the form of Exhibit A-3 hereto.

     "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions.

     "GAAP" shall mean generally accepted accounting principles as in effect at the time of application to the provisions hereof.

     "GJM" shall mean H.K.N. (H.K.) Purchasing Limited (formerly known as G.J.M. (H.K.) Purchasing Limited), a Hong Kong corporation.

     "Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth,



                                CREDIT AGREEMENT
working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock of any corporation, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including without limitation, causing a bank to open a letter of credit for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

     "Inactive Subsidiary" shall mean on any date a Subsidiary having assets on such date with a book value of less than $10,000 and no operating business.

     "Indebtedness" shall mean, as to any Person: (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 180 days of the date the respective goods are delivered or respective services rendered; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others guaranteed by such Person.

     "Interest Rate" shall mean the Prime Rate plus the Applicable Margin.

     "Inventory" shall mean apparel and related products, and other readily marketable materials of a type purchased, produced, manufactured or consumed by the Company and its Subsidiaries in the ordinary course of business as presently conducted.

     "Investment" in any Person shall mean: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of such Person; and (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies purchased in the ordinary course of business) or guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of such Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

     "Knits" shall mean Cygne Knits Limited, a Delaware corporation.

     "Knits Guarantee" shall mean the guarantee agreement substantially in the form of Exhibit C-3 hereto, pursuant to which Knits shall guarantee the Guaranteed Obligations referred to therein, as amended, supplemented or otherwise modified and in effect from time to time.


                                CREDIT AGREEMENT

     "LAI Commitment" shall mean the obligation of the Bank to make LAI Loans up to an aggregate principal amount for all LAI Loans at any one time outstanding up to $17,500,000 (as the same shall be reduced and terminated from time to time as provided for by Section 2.04 hereof).

     "LAI Loan" shall have the meaning assigned to that term in Section 2.01(b) hereof.

     "LAI Note" shall mean the promissory note provided for by Section 2.03(b) hereof, substantially in the form of Exhibit A-1 hereto.

     "Letter of Credit" shall have the meaning assigned to such term in Section 2.01(a) hereof and include each Existing Letter of Credit.

     "Letter of Credit Commitment" shall mean, respectively and without duplication, the obligation of the Bank to issue Letters of Credit up to an aggregate face amount for all Letters of Credit at any one time outstanding up to (i) $17,500,000 for the period commencing on the Effective Date and ending on October 30, 1996; (ii) $12,500,000 for the period commencing on October 31, 1996 and ending on November 29, 1996; (iv) $7,500,000 for the period commencing on November 30, 1996 and ending on December 30, 1996; and (v) $5,000,000 for the period commencing an December 31, 1996 and ending on the Termination Date (as the same shall be reduced and terminated from time to time as provided for by
Section 2.04 hereof).

     "Letter of Credit Documents" shall mean, with respect to any Letter of Credit, collectively, such Letter of Credit, any amendments thereto, any documents delivered thereunder, any application therefor, and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

     "Letter of Negative Pledge" shall mean the agreement substantially in the form of Exhibit D hereto, pursuant to which each of the parties thereto shall agree to the effect set forth therein, as amended, supplemented or otherwise modified and in effect from time to time.

     "Leverage Ratio" shall mean, at any time, the ratio of Total Liabilities (less Subordinated Indebtedness) to Tangible Net Worth (plus Subordinated Indebtedness) at such time.

     "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, the Company shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" shall mean an LAI Loan, a Revolving Loan and an Export Loan.


                                CREDIT AGREEMENT

     "Lock-Box Account" shall mean the lock-box account established by the Company with the Bank as provided in Section 8.19 hereof.

     "Margin Stock" shall mean margin stock within the meaning of Regulations U and X.

     "Material Adverse Effect" shall mean a material adverse effect upon (a) the financial conditions, operations, business or prospects of the Company and its Consolidated Subsidiaries taken as a whole, (b) the ability of the Company to repay any Loan, Reimbursement Obligation or any other amount payable by the Company hereunder, or (c) the rights and remedies of the Bank under this Agreement and the other Credit Documents.

     "Maturity Date" shall have the meaning assigned to that term in Section 2.01(f) hereof.

     "Multiemployer Plan" shall mean a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Note" and "Notes" shall have the respective meanings assigned to such terms in Section 2.03(d) hereof.

     "Obligor" shall mean each of the Company, ACS, CTW and Knits.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Penalty Rate" shall mean, in respect of any principal of any Loan, any Reimbursement Obligation or any other amount payable by the Company under this Agreement or any Note that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% above the interest rate otherwise in effect.

     "Permitted Investments" of any Person shall mean: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in any case maturing not more than 90 days from the date of acquisition thereof by such Person; (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America (or any state thereof) and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof by such Person; and (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof by such Person.


                                CREDIT AGREEMENT

     "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

     "Plan" shall mean an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

     "Prime Rate" shall mean the rate of interest from time to time announced by Marine Midland Bank in New York City as its prime commercial lending rate. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

     "Property" shall mean the land and improvements owned by T-Wear and located in Florence, Italy, which land and improvements are to be sold, assigned and transferred in accordance with Section 8.22 hereof.

     "Receivables" shall mean, as at any date of determination thereof, the unpaid portion of the obligation owed to the Company, as stated on the respective invoice, of a customer of the Company, CTW or Knits in respect of Inventory purchased and shipped, net of any credits, rebates or offsets owed to the respective customer and also net of any commissions payable to third parties (and for purposes hereof, a credit or rebate paid by check or draft of the Company shall be deemed to be outstanding until such check or draft shall have been debited to the respective account of the Company on which such check or draft was drawn).

     "Regulations D, G, T, U and X" shall mean, respectively, Regulations D, G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

     "Regulatory Change" shall mean any change after the date of this Agreement in United States Federal, state or foreign law or regulations or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including the Bank of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Reimbursement Obligation" shall mean at any time, the obligation of the Company to reimburse the Bank on demand for amounts theretofore paid by the Bank pursuant to a drawing under a Letter of Credit or Standby Letter of Credit.

     "Revolving Loan Commitment" shall mean the obligation of the Bank to make Revolving Loans up to an aggregate principal amount for all Revolving Loans at any one time outstanding up to $10,000,000 (as the same shall be reduced and terminated from time to time as provided for by Section 2.04 hereof).



                                CREDIT AGREEMENT

     "Revolving Loans" shall have the meaning assigned to that term in Section 2.01(c) hereof.

     "Revolving Note" shall mean the promissory note provided for by Section 2.03(c) hereof, substantially in the form of Exhibit A-2 hereto.

     "Security Documents" shall mean, collectively, the ACS Guarantee, the CTW Guarantee, the Knits Guarantee, the Letter of Negative Pledge, the Escrow Agreement, the Security Agreement and all Uniform Commercial Code financing statements required by this Agreement and the Security Agreement to be filed with respect to the security interests in personal property created pursuant to the Security Agreement.

     "Security Agreement" shall mean the amended and restated security agreement substantially in the form of Exhibit B hereto, pursuant to which the Company shall provide collateral security for the Secured Obligations referred to therein, as amended, supplemented or otherwise modified and in effect from time to time.

     "Standby Letter of Credit" shall have the meaning assigned to such term in
Section 2.01(e) hereof and include each Existing Standby Letter of Credit.

     "Standby Letter of Credit Commitment" shall mean the obligation of the Bank to issue Standby Letters of Credit up to an aggregate face amount for all Standby Letters of Credit at any one time outstanding up to $2,000,000 (as the same shall be reduced and terminated from time to time as provided for by
Section 2.04 hereof).

     "Standby Letter of Credit Documents" shall mean, with respect to any Standby Letter of Credit, collectively, such Standby Letter of Credit, any amendments thereto, any documents delivered thereunder, any application therefor, and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Standby Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

     "Stock and Asset Purchase Agreement" shall mean that certain Stock and Asset Purchase Agreement dated as of June 7, 1996 by and between CDI, CGFE, ATSC and AT, pursuant to which AT shall acquire from the Company and CGFE the business relating to the CAT Group and other assets referred to therein, as amended, supplemented or otherwise modified and in effect from time to time.

     "Stockholders Agreement" shall mean that certain Stockholders Agreement dated as of September 20, 1996 by and between ATSC, the Company and CGFE, delivered in connection with the Stock and Asset Purchase Agreement, pursuant to which the Company and ATSC shall agree to regulate their relationship with respect to the ATSC Shares, as amended, supplemented or otherwise modified and in effect from time to time.

     "Subordinated Indebtedness" shall mean, collectively, Indebtedness for which the Company and/or its Consolidated Subsidiaries are directly and primarily liable and which is



                                CREDIT AGREEMENT
subordinated to the obligation of the Company to pay principal of and interest on the Loans and any Note, any Reimbursement Obligation and any other amount payable hereunder on terms, and which contains other terms (including interest, amortization and financial and other covenants), in form and substance satisfactory to the Bank.

     "Subsidiary" shall mean any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company.

     "T-Wear" shall mean T. Wear Company S.r.l., an Italian corporation.

     "Tangible Net Worth" shall mean, as at any date of determination thereof, the sum of the following for the Company and its Consolidated Subsidiaries (other than with respect to the CAT Group for purposes hereof) determined (without duplication) in accordance with GAAP:

          (a) the amount of the capital stock account, plus

          (b) the amount of paid-in surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, minus the amount of such deficit), minus

          (c) the sum of the following: cost of treasury shares and the book value of all assets of the Company and its Consolidated Subsidiaries which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including good-will, research and development costs, trade-marks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, and all reserves.

     "Termination Date" shall mean January 31, 1997.

     "Total Facility" shall mean, respectively and without duplication, the aggregate face or principal amount, as to all Credits hereunder, of (i) $17,500,000 for the period commencing on the Effective Date and ending on October 30, 1996; (ii) $12,500,000 for the period commencing on October 31, 1996 and ending on November 29, 1996; (iv) $7,500,000 for the period commencing on November 30, 1996 and ending on December 30, 1996; and (v) $5,000,000 for the period commencing on December 31, 1996 and ending on the Termination Date.

     "Total Liabilities" shall mean, as at any date of determination thereof, the sum, for the Company and its Consolidated Subsidiaries (other than with respect to the CAT Group for purposes hereof) determined (without duplication) in accordance with GAAP, of all Indebtedness of the Company and its Consolidated Subsidiaries and all other liabilities of the Company and its Consolidated Subsidiaries which should be classified as liabilities on a balance sheet of the Company and its Consolidated Subsidiaries prepared in accordance with GAAP and in any event



                                CREDIT AGREEMENT
including all reserves (other than general contingency reserves) and all deferred taxes and other deferred items.

     1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Bank hereunder shall be prepared, in accordance with GAAP. To enable the ready and consistent determination of compliance with the covenants set forth in Section 8 hereof, the Company will not change the last day of its fiscal year from the Saturday nearest January 31.

     SECTION 2. THE CREDIT FACILITIES.

     2.01 Facilities. Subject to the terms and conditions of this Agreement:

          (a) The Bank agrees to issue from time to time for the account of the Company sight letters of credit (each, a "Letter of Credit") in support of Eligible Letter of Credit Transactions during the period commencing on the Effective Date and ending on the day falling 30 days before the Termination Date in an aggregate undrawn face amount (as to all Letters of Credit issued for account of the Company) not exceeding at any one time outstanding an amount equal to the excess of the amount of the Letter of Credit Commitment, as then in effect, over the aggregate outstanding amount of the Reimbursement Obligations; provided that (i) the Letter of Credit Commitment shall not at any time exceed the Available Facility, and (ii) the stated expiry date of each Letter of Credit shall be a Business Day falling no more than 60 days after the related issuance date and on or before the Termination Date.

          (b) The Bank agrees to make a loan or loans (each, an "LAI Loan") to the Company during the period commencing on the Effective Date and ending on the day falling 30 days before the Termination Date to finance Reimbursement Obligations owed hereunder, in an aggregate principal amount (as to all LAI Loans) not exceeding at any one time outstanding the LAI Commitment; provided that the LAI Commitment shall not at any time exceed the Available Facility.

          (c) The Bank agrees to make a loan or loans (each, a "Revolving Loan") to the Company during the period commencing on the Effective Date and ending on the day falling 30 days before the Termination Date to finance general operating expenses, fabric purchases and charges relating to freight, duty and insurance, in an aggregate principal amount (as to all Revolving Loans) not exceeding at any one time outstanding the Revolving Loan Commitment; provided that the Revolving Loan Commitment shall not at any time exceed the Available Facility.

          (d) The Bank agrees to make a loan or loans (each, an "Export Loan") to the Company during the period commencing on the Effective Date and ending on the day falling 30 days before the Termination Date, in an aggregate principal amount (as to all Export Loans) not exceeding at any one time outstanding the Export Loan Commitment;



                                CREDIT AGREEMENT
     provided that (i) the Export Loan Commitment shall not at any time exceed the Available Facility, and (ii) on the date of each Export Loan, the principal amount of such Export Loan shall not exceed 45% of the face amount value of the underlying letter of credit.

          (e) The Bank agrees to issue from time to time for the account of the Company standby letters of credit (each, a "Standby Letter of Credit") in support of customs guarantees and related matters during the period commencing on the Effective Date and ending on the day falling 30 days before the Termination Date in an aggregate undrawn face amount (as to all Standby Letters of Credit issued for account of the Company) not exceeding at any one time outstanding an amount equal to the excess of the amount of the Standby Letter of Credit Commitment over the aggregate outstanding amount of the Reimbursement Obligations relating to Standby Letters of Credit; provided that (i) the Standby Letter of Credit Commitment shall not at any time exceed the Available Facility, and (ii) the stated expiry date of each Standby Letter of Credit shall be a Business Day falling no more than one year after the related issuance date and on or before the Termination Date.

          (f) Each Loan shall mature on the date (the "Maturity Date") falling the following respective number of days after the funds in connection with such Loan are made available as provided in Section 2.03 hereof (unless otherwise indicated): (i) in the case of each LAI Loan, 60 days; (ii) in the case of each Revolving Loan, 60 days; and (iii) in the case of each Export Loan, 90 days; provided, the Maturity Date of each Loan shall in any event fall on or before the Termination Date. Subject to the terms of this Agreement, the Company may borrow, prepay and reborrow the amount of the Letter of Credit Commitment, the LAI Commitment, the Revolving Loan Commitment, the Export Loan Commitment and the Standby Letter of Credit Commitment.

          (g) During the period commencing on the Termination Date, the Company shall secure any Credit, either then outstanding or to be extended hereunder, by providing to the Bank, in an amount equal to the face or principal amount of the related Credit, either (i) a deposit to the Collateral Account, evidenced by a wire transfer of Federal or other immediately available funds, or (ii) a standby letter of credit issued on behalf of the Company in favor of the Bank by a financial institution acceptable to the Bank in its sole and absolute discretion.

     2.02 Letters of Credit.

          (a) The Company shall give the Bank notice of each Letter of Credit to be issued for account of the Company as provided in Section 4.05 hereof (unless such Letter of Credit is opened through the Bank's Hexagon System).

          (b) The issuance by the Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Sections 6.01 and 6.02 hereof, be subject to the conditions that such Letter of Credit be in such form, contain such terms and support such transactions or obligations (which shall be Eligible Letter of Credit Transactions with respect to which the Company shall be the primary obligor) as shall be reasonably



                                CREDIT AGREEMENT
     satisfactory to the Bank consistent with its then current practices and procedures with respect to similar letters of credit and that the Company shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Bank shall have reasonably requested consistent with such practices and procedures.

          (c) Without duplication of Section 10.03 hereof, the Company hereby indemnifies and holds harmless the Bank from and against any and all claims, damages, losses, liabilities, costs or expenses which the Bank may incur (or which may be claimed against the Bank) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Company shall not be required to indemnify the Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit, or (ii) caused by the Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree.

     2.03 Loans.

          (a) The Company shall give the Bank notice of each Loan to be made to the Company as provided in Section 4.05 hereof. On the date specified for the making of each Loan, the Bank shall make available the amount of such Loan to the Company by depositing the same, in immediately available funds, in an account of the Company maintained with the Bank's New York Office.

          (b) The LAI Loans shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A-1 hereto (the "LAI Note"), payable to the Bank in a principal amount equal to the amount of the LAI Commitment as originally in effect or such lesser amount as may then be applicable.

          (c) The Revolving Loans shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A-2 hereto (the "Revolving Note"), payable to the Bank in a principal amount equal to the amount of the Revolving Loan Commitment as originally in effect or such lesser amount as may then be applicable.

          (d) The Export Loans shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A-3 hereto (the "Export Loan Note"), payable to the Bank in a principal amount equal to the amount of the Export Loan Commitment as originally in effect or such lesser amount as may then be applicable (collectively, the LAI Note, the Revolving Note and the Export Loan Note are herein referred to as the "Notes" and, individually, as a "Note").

          (e) Each Note shall be dated the date of the delivery of such Note to the Bank. The date, amount and interest rate of the Loans made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on


                                CREDIT AGREEMENT
     its books; provided that the failure by the Bank so to record such Loans shall not affect the obligations of the Company hereunder or under any Note.

     2.04 Changes of Commitments.

          (a) The Letter of Credit Commitment, the LAI Commitment and the Revolving Loan Commitment shall each automatically (i) to the extent any such Commitment exceeds the Total Facility, reduce to the maximum amount of the Total Facility, and (ii) terminate on the Termination Date. The Export Loan Commitment and the Standby Letter of Credit Commitment shall each automatically terminate on the Termination Date.

          (b) Commitments once reduced or terminated in accordance with this
     Section 2.04 may not be reinstated.

     2.05 Certain Fees.

          (a) The Company has paid to the Bank a commitment fee equal to 0.50% of the aggregate amount of the Commitments (without duplication) upon execution of the Commitment Letter.

          (b) The Company shall pay to the Bank from time to time at then prevailing rates unless otherwise indicated, in respect of each Letter of Credit issued for account of the Company, all charges, costs and expenses customarily charged by the Bank in like circumstances with respect to similar letters of credit.

          (c) The Company shall have paid to the Bank from time to time at then prevailing rates unless otherwise indicated, in respect of each Standby Letter of Credit issued for account of the Company, all charges, costs and expenses customarily charged by the Bank in like circumstances with respect to similar letters of credit including, on the date of issuance of such Standby Letter of Credit, a non-refundable issuance fee equal to 0.125% per month of the face amount thereof for the period from the date of issuance thereof until the stated expiration date thereof.

     2.06 Credit Offices. The Credits shall be extended and maintained at the Bank's New York Office or an Alternative Credit Office in the United States of America.

     SECTION 3. PAYMENTS OF PRINCIPAL AND INTEREST.

     3.01 Repayments of Reimbursement Obligations and Loans.

          (a) The Company shall pay to the Bank the amount paid by the Bank in respect of any drawing under any Letter of Credit issued for account of the Company, such payment to be made by the Company on demand by the Bank (or, in the absence of demand, on the same Business Day of such payment by the
     Bank).



                                CREDIT AGREEMENT

          (b) The Company shall pay to the Bank the outstanding principal amount of each Loan on the respective Maturity Date.

     3.02 Interest.

          (a) The Company will pay to the Bank interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full at the Interest Rate (as in effect from time to time).

          (b) Notwithstanding the provisions of clause (a) above, the Company will pay to the Bank interest at the Penalty Rate on any principal of any Loan, on any Reimbursement Obligation owing to the Bank and (to the fullest extent permitted by law) on any other amount payable hereunder or under any Note, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full.

          (c) Accrued interest on each Loan shall, subject to the following sentence, be payable on the first Business Day of each month such Loan remains outstanding, and upon the payment or prepayment thereof. Interest payable at the Penalty Rate shall be payable in arrears on the first Business Day of each month and from time to time on demand of the Bank.

          (d) Promptly after the determination of any interest rate provided for herein or any change therein, the Bank shall give notice thereof to the Company.

     3.03 Optional Prepayments of Loans. Subject to Section 4.04 hereof, the Company shall have the right to prepay the Loans, at any time from time to time, provided that the Company shall give the Bank notice of each such prepayment, as provided in Section 4.05 hereof.

     3.04 Mandatory Prepayments of Loans.

          (a) If the outstanding principal amount of any Loan exceeds on any date the applicable Commitment on such date (as each such Commitment is reduced or terminated in accordance with Section 2.04 hereof), the Company shall cause the applicable Loans to be prepaid on such date in an aggregate principal amount at least equal to such excess.

          (b) If the outstanding principal amount of the Loans exceeds on any date the amount equal to (i) the Borrowing Base at said date minus (ii) the amount equal to the sum of (x) the aggregate undrawn face amount of all issued Letters of Credit and Standby Letters of Credit at said date, and
     (y) the outstanding principal amount of Reimbursement Obligations at said date, the Company shall cause the Loans to be prepaid on such date in an aggregate principal amount at least equal to such excess.



                                CREDIT AGREEMENT

          (c) Upon the consummation of the CAT Transaction, the Company shall prepay the Loans or cause the Loans to be prepaid, as the case may be, immediately upon the receipt of Cash Proceeds therefrom in an aggregate principal amount equal to such Cash Proceeds, provided that, such prepayment by the Company of the Loans in connection with the CAT Transaction shall in no event be for an aggregate principal amount less than $9,400,000.

     SECTION 4. PAYMENTS; COMPUTATIONS; ETC.

     4.01 Payments.

          (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by each Obligor under this Agreement and any Note shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Bank's New York Office, not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
     Day).

          (b) The Bank may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Company with the Bank.

          (c) Each Obligor shall, at the time of making each payment under this Agreement or any Note, specify to the Bank the Loan, Reimbursement Obligation or other amounts payable by such Obligor hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Bank may apply such payment in such manner as it may determine to be appropriate).

          (d) If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day and such date is extended to the next succeeding Business Day in accordance with the terms and conditions hereof, interest shall be payable on any payment amount so extended for the period of such extension.

     4.02 Computations. Interest shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

     4.03 Setoff. Each Obligor agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim the Bank may otherwise have, the Bank shall be entitled, at its option, to offset balances held by it for account of such Obligor at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of the Loans, any Reimbursement Obligation or any other amount payable to the Bank hereunder for which such Obligor is liable hereunder which is not paid when due, in which case it shall



                                CREDIT AGREEMENT
promptly notify such Obligor thereof, provided that the Bank's failure to give such notice shall not affect the validity thereof.

     4.04 Minimum Amounts. Each borrowing and prepayment of principal of Loans shall be in an amount at least equal to $20,000.

     4.05 Certain Notices. Notices to the Bank of borrowings and prepayments of Loans and of issuances and extensions of Letters of Credit shall be irrevocable and shall be effective only if received by the Bank not later than 11:00 a.m. New York time on the number of Business Days prior to the date of the relevant borrowing, prepayment, issuance or extension specified below:


                                                               Number of
                                                               Business
                   Notice                                      Days Prior
                   ------                                      ----------
          Borrowing or prepayment of Loans ..................      1

          Issuance or extension of Letters of Credit ........      3


Each such notice of borrowing or prepayment shall specify the amount (subject to Section 4.04 hereof) and date (which shall be a Business Day) such Loan is to be borrowed or prepaid. Each such notice of issuance or extension shall specify the date (which shall be a Business Day) such Letter of Credit is to be issued, the amount thereof, the beneficiary thereof, the expiry date thereof (which shall be a Business Day) and, in reasonable detail, the other terms of such Letter of Credit and the nature of the transaction (which shall be an Eligible Letter of Credit Transaction) to be supported thereby. Each such request for an extension of a Letter of Credit shall specify the new expiry date thereof (which shall be a Business Day).

     SECTION 5. YIELD PROTECTION.

          (a) The Company shall pay directly to the Bank from time to time such amounts as the Bank may reasonably determine to be necessary to compensate it for any costs which the Bank determines are attributable to its making or maintaining any Credit or its obligation to make any Credit hereunder, or any reduction in any amount receivable by the Bank hereunder in respect of any such Credit or obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

               (i) changes the basis of taxation of any amounts payable to the Bank under this Agreement or its Notes in respect of any such Credit (other than taxes imposed on or measured by the overall net income of the Bank or its Applicable



                                CREDIT AGREEMENT

          Credit Office for any of such Credits by the jurisdiction in which such Applicable Credit Office is located); or

               (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, the Bank, or any Commitment of the Bank available for the Company; or

               (iii) imposes any other condition affecting this Agreement or any Note of the Bank (or any of such extensions of credit or liabilities) or any Commitment of the Bank available for the Company.

          (b) Without limiting the effect of the foregoing provisions of this
     Section 5 (but without duplication), the Company shall pay to the Bank from time to time on request such amounts as the Bank may reasonably determine to be necessary to compensate the Bank for any costs which it determines are attributable to the maintenance by the Bank (or any Applicable Credit Office), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority following any Regulatory Change, or pursuant to any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority, including any implementation at the Federal level of the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A), of capital in respect of any Commitment of the Bank available for the Company, any Loan made by the Bank to the Company, any Letter of Credit or Standby Letter of Credit issued for account of the Company (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of the Bank (or any Applicable Credit Office) to a level below that which the Bank (or any Applicable Credit Office) could have achieved but for such law, regulation, interpretation, directive or request).

          (c) The Bank will notify the Company of any event occurring after the date of this Agreement that will entitle the Bank to compensation under paragraph (a) or (b) of this Section 5 as promptly as practicable, but in any event within 45 days, after the Bank obtains actual knowledge thereof; provided, however, that if the Bank fails to give such notice within 45 days after it obtains actual knowledge of such an event, the Bank shall, with respect to compensation payable pursuant to this Section 5 in respect of any costs resulting from such event, only be entitled to payment under this Section 5 for costs incurred from and after the date 45 days prior to the date that the Bank does give such notice. The Bank will furnish to the Company a certificate setting forth the basis and amount of each request by the Bank for compensation under paragraph (a) or (b) of this Section 5. Determinations and allocations by the Bank for purposes of this Section 5 of the effect of any Regulatory Change pursuant to this Section 5, or of the effect of capital



                                CREDIT AGREEMENT
     maintained pursuant to the preceding paragraph, on its costs or rate of return of maintaining Credits or its obligation to make Credits, or on amounts receivable by it in respect of Credits, and of the amounts required to compensate the Bank under this Section 5, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

     SECTION 6. CONDITIONS PRECEDENT.

     6.01 Initial Credits. The obligations of the Bank to extend Credits hereunder are subject to the conditions precedent that all matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to the Bank and its counsel, and that:

          (a) The Bank shall have received the following, each of which shall be in form and substance satisfactory to the Bank:

               (i) The LAI Note, the Revolving Note and the Export Loan Note, each duly executed and delivered by the Company;

               (ii) The Security Agreement, duly executed and delivered by the Company, together with evidence of the delivery to the Bank of (x) the certificates evidencing the shares of capital stock of its Subsidiaries pledged thereunder and (y) the executed, undated stock powers referred to therein (which certificates and stock powers shall be held either by the Bank or in the Escrow Account in the name and under the control of the Bank);

               (iii) The ACS Guarantee, duly executed and delivered by ACS;

               (iv) The CTW Guarantee, duly executed and delivered by CTW;

               (v) The Knits Guarantee, duly executed and delivered by Knits;

               (vi) The Letter of Negative Pledge, duly executed and delivered by the Company;

               (vii) Evidence of authorization from the respective beneficiary named therein to cancel the Existing Standby Letters of Credit issued for the account of GJM in an aggregate undrawn face amount of $300,000;

               (viii) Certified copies of the charter or certificate of incorporation (as the case may be) and by-laws (or equivalent documents) of each Obligor and of the resolutions of its Board of Directors authorizing its entering into and performance of its obligations under the Credit Documents to which it is party and the transactions contemplated hereby and thereby;



                                CREDIT AGREEMENT

               (ix) Certificate of the secretary or an assistant secretary of each Obligor in respect of each of the officers (i) who is authorized to sign on its behalf the Credit Documents to which it is party and
          (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby (and the Bank may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary);

               (x) Certificate of the president or a vice president of each Obligor to the effect that (i) such Obligor has complied and is then in compliance with all of the terms, conditions and covenants of the Credit Documents to which it is party, (ii) no Default or Event of Default has occurred hereunder or thereunder, either before or after giving effect to the extension of any Credit, (iii) the representations and warranties of such Obligor contained in the Credit Documents to which it is party are true in all respects as if such representations and warranties had been made on such date, and (iv) there shall have been no material adverse change in the financial condition, business or property of such Obligor since August 3, 1996;

               (xi) Copies of duly completed and executed Uniform Commercial Code Financing Statements covering the collateral security described in the Security Agreement, together with evidence satisfactory to the Bank that such financing statements have been duly filed in all jurisdictions in which such filing is necessary or appropriate;

               (xii) The results of Uniform Commercial Code, tax and judgment searches as may be requested by the Bank;

               (xiii) A Borrowing Base Certificate, certified by the chief financial officer of the Company;

               (xiv) A detailed aged accounts receivable schedule, which shall be in form and substance satisfactory to the Bank, certified by the chief financial officer of the Company;

               (xv) A detailed inventory schedule, which shall be in form and substance satisfactory to the Bank, certified by the chief financial officer of the Company;

               (xvi) Results relating to an audit of accounts receivable and inventory of the Company;

               (xvii) Evidence of life insurance policy relating to Bernard Manuel with an aggregate face value equal to no less than $5,000,000, which policy shall name the Bank as its sole beneficiary;



                                CREDIT AGREEMENT

               (xviii) Evidence of a marine cargo insurance policy in form and substance satisfactory to the Bank, which policy shall name the Bank as loss payee;

               (xix) Evidence of a Lock-Box Account with Marine Midland Bank in New York City;

               (xx) Evidence of the Collateral Account with the Bank;

               (xxi) Evidence of an Escrow Account with Marine Midland Bank in New York City, together with the Escrow Agreement, duly executed and delivered by each of the parties thereto;

               (xxii) An opinion of Fulbright & Jaworski L.L.P., counsel to the Company, substantially in the form of Exhibit H hereto; and

               (xxiii) Such other documents, approvals and opinions relating to the transactions contemplated hereby as the Bank or its counsel may reasonably request;

          (b) The Bank shall not have determined in its good faith judgment that either a Material Adverse Effect shall have occurred since August 3, 1996 or a significant possibility of a Material Adverse Effect since August 3, 1996 shall exist based upon then current conditions and circumstances;

          (c) Other than with respect to the CAT Transaction, neither the Company nor any of its Subsidiaries shall, after the date of this Agreement, have (i) disposed of any assets or created any Liens on assets other than in the ordinary course of its business or entered into any agreement to do any of the foregoing, (ii) made any change in its capitalization or corporate structure or entered into any agreement to do any of the foregoing or (iii) announced an intention to take any of the steps referred to in clauses (i) and (ii) above; and

          (d) No injunction or other restraining order shall have been issued or filed or a hearing therefor be pending or noticed with respect to the making of any of the Loans or any of the other transactions contemplated hereby which the Bank determines, in the reasonable exercise of its judgment, is or would be materially adverse to the interests of the Bank.

     6.02 Subsequent Credits. The extension of Credits by the Bank to the Company subsequent to the date hereof is subject to the further conditions precedent that:

          (a) the Bank shall not have terminated the applicable Commitment in accordance with Section 2.04 hereof; and

          (b) both immediately prior to the extension of such Credit and also after giving effect thereto (i) no Default shall have occurred and be continuing and (ii) the



                                CREDIT AGREEMENT
     representations and warranties made by the Company in Section 7 hereof shall be true and complete on and as of the date of the extension of such Credit with the same force and effect as if made on and as of such date.

Each notice by the Company hereunder with respect to the extension of any Credit shall constitute a certification by the Company to the effect set forth in
Section 6.02(b) above (both as of the date of such notice and, unless the Company otherwise notifies the Bank prior thereto, as of the date of the extension of such Credit).

     SECTION 7. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Bank that:

     7.01 Corporate Existence. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; has all requisite corporate power and all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on the financial condition, business, operations or prospects taken as a whole of the Company and its Consolidated Subsidiaries.

     7.02 Financial Condition. The consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries as at February 3, 1996 and the related consolidated and consolidating statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of the Company and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon (in the case of said consolidated balance sheet and statements) of Ernst & Young LLP, and the unaudited consolidated balance sheets of the Company and its Consolidated Subsidiaries as at August 3, 1996 and the related consolidated statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of the Company and its Consolidated Subsidiaries for the six-month period ended on such date, heretofore furnished to the Bank, are complete and correct and fairly present the consolidated and consolidating financial condition, as the case may be, of the Company and its Consolidated Subsidiaries as at said dates and the consolidated and consolidating results, as the case may be, of their operations for the fiscal year and six-month period ended on said dates (subject, in the case of such financial statements as at August 3, 1996, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. Neither the Company nor any of its Subsidiaries had on said dates any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates. Since August 3, 1996, other than with respect to the CAT Transaction, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of the Company and its Consolidated Subsidiaries from that set forth in said financial statements as at said date.



                                CREDIT AGREEMENT

     7.03 Litigation. Except as set forth in periodic reports filed by the Company with the Securities and Exchange Commission, (a) there are no actions, suits or proceedings (whether or not purportedly on behalf of the Company or any of its Subsidiaries) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which involve any of the transactions contemplated herein or which, if adversely determined against the Company or any of its Subsidiaries, would result in a Material Adverse Effect; and (b) to the knowledge of the Company, neither the Company nor any of its Subsidiaries is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would have a Material Adverse Effect.

     7.04 No Breach. The execution and delivery of the Credit Documents, the consummation of the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof, will not conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

     7.05 Corporate Action. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Credit Documents to which it is party; the execution, delivery and performance by the Company of the Credit Documents to which it is party have been duly authorized by all necessary corporate action on its part; and this Agreement and the Security Agreement have been duly and validly executed and delivered by the Company and constitute, and each Note when executed and delivered for value will constitute, its legal, valid and binding obligation, enforceable in accordance with their respective terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Company of the Credit Documents to which it is party or for the validity or enforceability thereof.

     7.07 Use of Credits. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any Credit hereunder will be used to buy or carry any Margin Stock.



                                CREDIT AGREEMENT

     7.08 ERISA. The Company and its ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business, each of which has been made on a timely basis). The total benefit liabilities under each Plan do not exceed the fair market value of the assets of such Plan by an amount in excess of $50,000, based on actuarial assumptions which are reasonable, both individually and in the aggregate.

     7.09 Taxes. The Company and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its Subsidiaries. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

     7.10 Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     7.11 Public Utility Holding Company Act. Neither the Company nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     7.12 Credit Agreements. Schedule 7.12 hereto is a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, purchase agreement, guarantee or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any Indebtedness or any extension of credit) to, or guarantee by, the Company or any of its Subsidiaries the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $500,000 and the aggregate principal or face amount outstanding or which may become outstanding under each such arrangement is correctly described in said Schedule 7.12.

     7.13 Hazardous Materials. The Company and its Subsidiaries have obtained all permits, licenses and other authorizations which are required under all applicable Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect. The Company and its Subsidiaries are in material compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

     7.14 Subsidiaries. Set forth in Schedule 7.14 hereto is a complete and correct list, as of the date of this Agreement, of all Subsidiaries (and the respective jurisdiction of



                                CREDIT AGREEMENT
incorporation of each such Subsidiary) reported by the Company in its Form 10-K pursuant to Item 601(b)(21) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and of all Investments held by the Company or any of its Subsidiaries in any joint venture or other Person. Except as disclosed in
Schedule 7.14 hereto the Company owns, free and clear of Liens, all outstanding shares of such Subsidiaries (and each such Subsidiary owns, free and clear of Liens, all outstanding shares of its Subsidiaries) and all such shares are validly issued, fully paid and non-assessable and the Company (or the respective Subsidiary) also owns, free and clear of Liens, all such Investments.

     SECTION 8. COVENANTS OF THE COMPANY. The Company agrees that, so long as any of the Commitments are in effect and until payment in full of the principal of and interest on the Loans, the Reimbursement Obligations and all other amounts payable by the Company hereunder:

     8.01 Financial Statements. The Company shall deliver to the Bank:

          (a) as soon as available and in any event within 45 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Company, consolidated and consolidating statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of the chief financial officer of the Company, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations, as the case may be, of the Company and its Consolidated Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments, none of which shall be material);

          (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, consolidated and consolidating statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of the Company and its Consolidated Subsidiaries for such year and the related consolidated and consolidating balance sheets as at the end of such year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, and accompanied (i) in the case of said consolidated statements and balance sheet, by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default, (ii) in the case of said consolidating statements and balance sheet, by a certificate of the chief financial officer of the Company, which certificate shall state that said consolidating



                                CREDIT AGREEMENT
     financial statements fairly present the consolidating financial condition and results of operations of the Company and its Consolidated Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year and (iii) by projections of sales and profits of the Company and its Consolidated Subsidiaries for the succeeding fiscal year;

          (c) as soon as available and in any event within 30 days after the end of each of the fiscal quarterly periods of each fiscal year of the Company, an updated aged accounts receivable schedule and inventory schedule, which schedules shall be in form and substance satisfactory to the Bank and certified by the chief financial officer of the Company;

          (d) as soon as available and in any event within 7 days after the end of each calendar week of each fiscal year of the Company, an updated Borrowing Base Certificate, which certificate shall be in form and substance satisfactory to the Bank and certified by the chief financial officer of the Company;

          (e) as soon as available and in any event within 10 days after the end of each calendar month of each fiscal year of the Company, an updated Borrowing Base Certificate, which certificate shall be in form and substance satisfactory to the Bank and certified by the chief financial officer of the Company;

          (f) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Company shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

          (g) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

          (h) as soon as possible, and in any event within 10 days after the Company knows or has reason to know that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist, a statement signed by the chief financial officer of the Company setting forth details respecting such event or condition and the action, if any, which the Company or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Company or an ERISA Affiliate with respect to such event or condition):

               (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);



                                CREDIT AGREEMENT

               (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

               (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

               (iv) the complete or partial withdrawal by the Company or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

               (v) the institution of a proceeding against the Company or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

          (i) promptly after the Company knows or has reason to know that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken and proposes to take with respect thereto; and

          (j) from time to time such other information regarding the business, affairs or financial condition of the Company or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as the Bank may reasonably request.

The Company will furnish to the Bank, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of the chief financial officer of the Company to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken and proposes to take with respect thereto).

     8.02 Litigation. The Company will promptly give to the Bank notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceeding affecting the Company or any Subsidiary, except proceedings which, if adversely determined, would not have a Material Adverse Effect.

     8.03 Corporate Existence, Etc. The Company will, and will cause each of its Subsidiaries to, preserve and maintain its corporate existence and all of its material rights, privileges and franchises (provided that nothing in this Section 8.03 shall prohibit any transaction expressly permitted under Section
8.05 hereof); comply with the requirements of all applicable


                                CREDIT AGREEMENT
laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; and permit representatives of the Bank, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Bank; provided, however, the Company may dissolve any Inactive Subsidiary set forth in Schedule 7.14 hereto.

     8.04 Insurance.

          (a) The Company will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations, provided that, in any event, the Company shall maintain:

               (i) Casualty Insurance -- insurance against loss or damage covering all of the tangible real and personal property and improvements of the Company and its Subsidiaries by reason of any Peril (as defined below) in such amounts (subject to such deductibles as shall be satisfactory to the Bank) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a coinsurer of any loss under such policy but in any event in an amount (A) in the case of fixed assets and equipment (including vehicles), at least equal to 100% of the actual replacement cost of such assets (including foundation, footings and excavation costs), subject to deductibles as aforesaid and (B) in the case of inventory, not less than the fair market value thereof, subject to deductibles as aforesaid;

               (ii) Automobile Liability Insurance -- insurance in respect of all vehicles (whether owned, hired or rented by the Company and its Subsidiaries) at any time located at, or used in connection with, its properties or operations against liability for bodily injury and property damage in such amounts as are then customary for vehicles used in connection with similar properties and businesses, but in any event to the extent required by applicable law;

               (iii) Comprehensive General Liability Insurance -- insurance against claims for bodily injury, death or property damage occurring on, in or about the properties (and adjoining streets, sidewalks and waterways) of the Company and its Subsidiaries, in such amounts as are then customary for property similar in use in the jurisdictions where such properties are located;



                                CREDIT AGREEMENT


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                                     - 32 -

               (iv) Workers' Compensation Insurance -- insurance (including Employers' Liability Insurance) to the extent required by applicable law;

               (v) Product Liability Insurance -- insurance against claims for bodily injury, death or property damage resulting from the use of products sold by the Company and its Subsidiaries in such amounts as are then customarily maintained by responsible persons engaged in businesses similar to that of the Company and its Subsidiaries;

               (vi) Business Interruption Insurance -- insurance against loss of operating income by reason of any Peril in such amounts as are then customarily maintained by responsible persons engaged in businesses similar to that of the Company and its Subsidiaries;

               (vii) Environmental Insurance -- insurance covering claims arising out of the sudden and accidental release or spillage of toxic wastes or substances in such amounts as are then customary for similar operations and properties in similar locations; and

               (viii) Other Insurance -- such other insurance, including War-Risk Insurance when and to the extent obtainable from the United States Government, in each case as generally carried by owners of similar properties in the jurisdictions where such properties are located, in such amounts and against such risks as are then customary for property similar in use.

          (b) Such insurance shall be written by financially responsible companies selected by the Company and having an A.M. Best rating of "A+" or better and being in a financial size category of XIV or larger, or by other companies acceptable to the Bank, and (other than workers' compensation) shall name the Bank as additional insured, or loss payee, as its interests may appear. Each policy referred to in this Section 8.04 shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' written notice to the Bank and shall also provide that the interests of the Bank shall not be invalidated by any act or negligence of the Company or any Person having an interest in any of the properties nor by occupancy or use of any such property for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to such property. The Company will advise the Bank promptly of any policy cancellation, reduction or amendment.

          (c) The Company will deliver to the Bank certificates of insurance satisfactory to the Bank evidencing the existence of all insurance required to be maintained by the Company hereunder setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage and showing that such insurance will be in effect through December 31, 1996, subject only to the payment of premiums as they become due (and attaching original copies of any policies with respect to casualty insurance). On each November 15 in each year (commencing with November 15,
     1996) prior to the Termination Date, the Company will deliver to the Bank certificates of insurance



                                CREDIT AGREEMENT
     evidencing that all insurance required to be maintained by the Company hereunder will be in effect through the December 31 of the calendar year following the calendar year of the then current November 15, subject only to the payment of premiums as they become due. In addition, without the prior written consent of the Bank, the Company will not modify any of the provisions of any policy with respect to casualty insurance. The Company will not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 8.04 unless the Bank is the named insured thereunder, with loss payable as provided herein. The Company will immediately notify the Bank whenever any such separate insurance is obtained and shall deliver to the Bank the certificates evidencing the same.

          (d) Without limiting the obligations of the Company under the foregoing provisions of this Section 8.04, in the event the Company shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 8.04, then the Bank may, but shall have no obligation so to do, procure insurance covering the interests of the Bank in such amounts and against such risks as the Bank shall deem appropriate and the Company shall reimburse the Bank in respect of any premiums paid by the Bank in respect thereof.

     For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, earthquake, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and all other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the properties of the Company are located.

     8.05 Prohibition of Fundamental Changes. The Company will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). The Company will not, nor will it permit any of its Subsidiaries to, acquire any business or assets from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other assets to be sold or used in the ordinary course of business. The Company will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, but excluding (i) any inventory or other assets sold or disposed of in the ordinary course of business and (ii) obsolete or worn-out property, tools or equipment no longer used or useful in its business). The Company will not, nor will it permit any of its Subsidiaries to, amend its certificate of incorporation or by-laws in any manner adverse to the interests of the Bank hereunder. Notwithstanding the foregoing provisions of this Section 8.05, the Company may engage in the transactions contemplated by the Stock and Asset Purchase Agreement.

     8.06 Limitation on Liens. The Company will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except:

          (a) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate



                                CREDIT AGREEMENT
     proceedings if adequate reserves with respect thereto are maintained on the books of the Company or any of its Subsidiaries, as the case may be, in accordance with GAAP;

          (b) carriers', warehousemen's, mechanics', material-men's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

          (c) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

          (f) Liens on assets of corporations which become Subsidiaries of the Company after the date of this Agreement, provided that such Liens are in existence at the time the respective corporations become Subsidiaries of the Company and were not created in anticipation thereof;

          (g) Liens upon real and/or tangible personal property acquired after the date hereof (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens either (A) existed on such property before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of the respective property; provided that no such Lien shall extend to or cover any property of the Company or such Subsidiary other than the respective property so acquired and improvements thereon; and provided further that the principal amount of Indebtedness secured by any such Lien shall at no time exceed 80% of the fair market value (as determined in good faith by the chief financial officer of the Company) of the respective property at the time it was acquired (by purchase, construction or otherwise);

          (h) Liens relating to the Indebtedness of the Company listed in
     Schedule 8.07 hereto, or in existence on the date hereof and included in the financial statements provided by the Company under Section 7.02 hereof; and



                                CREDIT AGREEMENT

          (i) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or property (other than a substitution of like property).

     8.07 Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

          (a) Indebtedness to the Bank hereunder or heretofore outstanding;

          (b) Indebtedness outstanding on the date hereof and set forth in
     Schedule 8.07 hereto;

          (c) Indebtedness of the Company secured by Liens permitted under
     Section 8.06(g) hereof up to such amount as is permitted by the Bank in its sole discretion;

          (d) Subordinated Indebtedness as permitted by the Bank in its sole discretion; and

          (e) additional Indebtedness of the Company up to such amount as is permitted by the Bank in its sole discretion.

     8.08 Investments. The Company will not make or permit to remain outstanding any Investments except:

          (a) operating deposit accounts with banks;

          (b) Permitted Investments;

          (c) Investments outstanding on the date hereof and identified in
     Schedule 8.08 hereto; and

          (d) such other Investments as permitted by the Bank in its sole discretion.

     8.09 Dividend Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make any Dividend Payment at any time.

     8.10 Leverage Ratio. The Company will not permit the Leverage Ratio to exceed the following respective amounts at any time during the following respective periods:

                  Period                                             Ratio
                  ------                                             -----
         From the Effective Date
          and at all times thereafter ..........................   1.50 to 1



                                CREDIT AGREEMENT

     8.11 Tangible Net Worth. The Company will not permit Tangible Net Worth to be less than the following respective amounts at any time during the following respective periods:

                  Period                                            Amount
                  ------                                            ------
         From the Effective Date
          and at all times thereafter ..........................  $31,000,000

For purposes hereof, "Tangible Net Worth" shall be calculated to include Subordinated Indebtedness of the Company and its Consolidated Subsidiaries.

     8.12 Current Ratio. The Company will not permit the ratio of current assets of the Company and its Consolidated Subsidiaries to current liabilities of the Company and its Consolidated Subsidiaries to be less than the following respective amounts at any time during the following respective periods:

                  Period                                             Ratio
                  ------                                             -----
         From the Effective Date
          and at all times thereafter ..........................   1.50 to 1

For purposes hereof, the terms "current assets" and "current liabilities" shall
(i) have the respective meanings, determined without duplication, assigned to them by GAAP, and (ii) be calculated without including the CAT Group.

     8.13 Subordinated Indebtedness. Neither the Company nor any of its Subsidiaries shall purchase, redeem, retire or otherwise acquire for value, set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for regularly scheduled payments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness.

     8.14 Lines of Business. Without the prior written consent of the Bank, neither the Company nor any of its Subsidiaries shall engage to any substantial extent in any line or lines of business activity other than the business of design, manufacturing, merchandising, importation and wholesale distribution of apparel and related products.

     8.15 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided that (x) any Affiliate who is an individual may serve as a



                                CREDIT AGREEMENT
director, officer or employee of the Company or its Subsidiaries and receive reasonable compensation for his or her services in such capacity and (y) the Company and its Subsidiaries may enter into transactions with Affiliates (other than extensions of credit by the Company or any of its Subsidiaries to an Affiliate) providing for the leasing of property, the rendering or receipt of services or the purchase or sale of inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Company and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Person not an Affiliate.

     8.16 Use of Proceeds. The Company will use the proceeds of the Credits hereunder solely in connection with the importation and wholesale distribution of apparel products (in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System and the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations thereunder); provided, that the Bank shall not have any responsibility as to the use of any of such proceeds.

     8.17 Amendments to Other Documents. The Company shall not amend, supplement or otherwise modify (i) the Stock and Asset Purchase Agreement, the Stockholders Agreement or any of the other CAT Transaction Documents, or (ii) any of the documents or instruments evidencing, constituting, governing, Guaranteeing or securing the payment of any Subordinated Indebtedness.

     8.18 Audit of Inventory and Accounts Receivable. At the request of the Bank, the Company shall permit the Bank to conduct from time to time an audit (in scope reasonably satisfactory to the Bank) of the inventory and the accounts receivable of the Company and its Subsidiaries, at the expense of the Company (provided that the costs of such audit are in accordance with normal industry practice for similar audits).

     8.19 Bank Accounts. The Company shall (i) maintain all of its principal bank accounts with the Bank and (ii) establish both a lock-box account and an escrow account with Marine Midland Bank. The Company shall pay to the Bank or Marine Midland Bank, as the case may be, from time to time all charges, costs and expenses customarily charged by financial institutions in like circumstances with respect to similiar accounts.

     8.20 CAT Transaction. On the CAT Transfer Date, the Company shall cause the delivery to the Bank of the following items in connection with the consummation of the CAT Transaction, each of which shall be in form and substance satisfactory to the Bank: (i) the certificate or certificates evidencing the ATSC Shares received in exchange for Stock Collateral (as defined in the Security Agreement) pledged under the Security Agreement, together with the executed, undated stock powers referred to therein; (ii) an instrument of assignment in favor of the Bank with respect to the registration rights of the Company relating to the ATSC Shares as provided in the Stockholders Agreement, substantially in the form of Exhibit F hereto; (iii) the Cash Proceeds received by the Company in connection with the CAT Transaction in accordance with Section 3.04(c) hereof; (iv) evidence of the release by each of Mitsubishi Corporation and Mitsubishi International Corporation of Liens relating to the assets subject to the CAT


                                CREDIT AGREEMENT

Transaction; and (v) such other documents, approvals and opinions relating to the CAT Transaction as the Bank or its counsel may reasonably request.

     8.21 Sale of ATSC Shares. The Company shall from to time effect a sale, assignment and transfer of ATSC Shares so as to comply with the mandatory prepayment obligations of the Company under Sections 3.04(a) and (b) hereof. The sale, assignment and transfer of ATSC Shares shall be effected by the Escrow Agent on behalf of the Company through the Escrow Account. The Escrow Agent shall on behalf of the Company cause the Cash Proceeds from the sale, assignment and transfer of such ATSC Shares to be remitted directly to the Collateral Account.

     8.22 Sale of Florence Property. The Company shall promptly effect, in a commercially reasonable manner, through T-Wear, a sale, assignment and transfer of the Property and hereby assigns to the Bank all proceeds to be received by the Company or T-Wear in connection therewith.

     SECTION 9. EVENTS OF DEFAULT AND REMEDIES.

     9.01 Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

          (a) The Company shall default in the payment when due of any principal of or interest on any Loan, any Reimbursement Obligation or any other amount payable by it hereunder; or

          (b) Any Obligor shall default in the payment when due of any principal of or interest on any Indebtedness other than its obligations hereunder; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase or otherwise), prior to its stated maturity; or

          (c) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by the Company, or any certificate furnished to the Bank pursuant to the provisions hereof (or thereof), shall prove to have been false or misleading as of the time made or furnished in any material respect and, unless the Bank reasonably determines that circumstances rendering such representation, warranty certification or certificate false or misleading are not reasonably susceptible of remedy within 15 days after notice thereof, such circumstances shall continue unremedied for a period of 15 days after notice thereof to the Company by the Bank; or

          (d) The Company shall default in the performance of any of its obligations under Section 8.01(i) hereof; or any Obligor shall default in the performance of any of its obligations in this Agreement or the other Credit Documents to which it is party and



                                CREDIT AGREEMENT
     such default shall continue unremedied for a period of 15 days after notice thereof to such Obligor by the Bank; or

          (e) Any Obligor shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (f) Any Obligor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under any applicable bankruptcy law, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under any applicable bankruptcy law, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) A proceeding or case shall be commenced, without the application or consent of any Obligor, in any court of competent jurisdiction, seeking
     (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Obligor of all or any substantial part of its assets, or (iii) similar relief in respect of such Obligor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against such Obligor shall be entered in an involuntary case under any applicable bankruptcy law; or

          (h) A final judgment or a series of related final judgments for the payment of money in excess of $150,000 in the aggregate (net of related insurance proceeds) shall be rendered by a court or courts against any Obligor and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and such Obligor shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (i) An event or condition specified in Section 8.01(h) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company or any of its ERISA Affiliates shall incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) in excess of $100,000 in the aggregate for the Company and all ERISA Affiliates; or

          (j) Any of the Security Documents shall cease to be in full force and effect, or shall cease in any material respect to grant to the Bank the Liens, rights, powers and


                                CREDIT AGREEMENT
     privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the collateral subject thereto superior and prior to the rights of all third Persons and subject to no other Liens (except to the extent expressly permitted herein or therein)); or

          (k) Consummation of the CAT Transaction shall not occur on or prior to September 30, 1996;

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 9.01 with respect to any Obligor, the Bank may, by notice to the Company, cancel the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans, any Reimbursement Obligations and all other amounts payable by the Company hereunder and under any Note (including, without limitation, any amounts payable under Section 5 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company; and (ii) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 9.01 with respect to any Obligor, the Commitments shall automatically be canceled and the principal amount then outstanding of, and the accrued interest on, the Loans, any Reimbursement Obligations and all other amounts payable by the Company hereunder and under any Note (including, without limitation, any amounts payable under Section 5 hereof) shall become automatically immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company. In addition, the Company shall, upon the occurrence and during the continuance of any Event of Default, if requested by the Bank (and, in case of any Event of Default referred to in clause (f) or (g) of this Section 9.01, forthwith, without any demand or the taking of any other action by the Bank), pay to the Bank (to be held by the Bank in the Collateral Account subject to and in accordance with Section 9.02 hereof) an amount equal to the aggregate amount of the undrawn face amounts of all Letters of Credit then issued and outstanding.

     9.02 Collateral Account.

          (a) The Company hereby establishes with the Bank a cash collateral account in the name and under the control of the Bank into which there shall be deposited from time to time certain amounts required or contemplated to be paid to the Bank as provided in Section 2.01(g) hereof,
     Section 8.21 hereof, the last sentence of Section 9.01 hereof and as may otherwise be provided under this Agreement and the other Credit Documents.

          (b) As collateral security for the prompt payment in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) of the obligations of the Company hereunder and under the Notes (whether or not then outstanding or due and payable), the Company hereby pledges and grants to the Bank a security interest in all of its right, title and interest in and to the Collateral Account and the balances from time to time in such Collateral Account. The balance in the Collateral Account, however, shall not constitute payment of any obligations of the Company



                                CREDIT AGREEMENT
     hereunder until so applied as hereinafter provided. Anything in this Agreement to the contrary notwithstanding, funds held in the Collateral Account shall be subject to withdrawal by the Company only as provided in this Section 9.02.

          (c) If an Event of Default has occurred and is continuing, the Bank may in its sole discretion at any time and from time to time apply or cause to be applied any balance in the Collateral Account to the payment of any of the obligations of the Company then due and payable.

          (d) When all of the obligations of the Company hereunder and under the Notes have been paid in full and the Commitments and all Letters of Credit have expired or been terminated, the Bank shall deliver to the Company, against receipt but without any recourse, warranty or representation whatsoever, the balance remaining in the Collateral Account; provided, however, for the period of 90 days immediately prior to such date, the aggregate face or principal amount of the obligations of the Company hereunder and under the Notes shall not have exceeded the value of the collateral security provided by the Company in connection therewith.

          (e) The Company shall pay to the Bank from time to time such fees as the Bank normally charges for similar services in connection with the Bank's administration of the Collateral Account.

     SECTION 10. MISCELLANEOUS.

     10.01 Waiver. No failure on the part of the Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     10.02 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing and telecopied, telegraphed, cabled, mailed or delivered, addressed as follows:



                                CREDIT AGREEMENT
         if to the Company:

                  Cygne Designs, Inc.
                  1372 Broadway - 2nd Floor
                  New York, NY  10018
                  Attention:  Chief Financial Officer

                  Telecopier No.: (212) 245-7724
                  Telephone No.: (212) 354-6474

                  with a copy to each of:

                  Cygne Designs, Inc.
                  1372 Broadway - 2nd Floor
                  New York, NY  10018
                  Attention:  General Counsel

                  and

                  Fulbright & Jaworski L.L.P.
                  666 Fifth Avenue
                  New York, NY  10103
                  Attention: Paul Jacobs, Esq.

         if to the Bank:

                  The Hongkong and Shanghai Banking
                    Corporation Limited, New York Branch

                  140 Broadway
                  New York, NY  10005
                  Attention: NYK CBU TRS

                  Telecopier No.: (212) 658-2813
                  Telephone No.: (212) 658-2888

                  with a copy to:

                  Moon & Ikeda
                  555 Madison Avenue
                  New York, NY  10022

                  Attention:  Alexander P. Moon, Esq.

or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be


                                CREDIT AGREEMENT
deemed to have been duly given when transmitted by telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, 5 Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

     10.03 Expenses, Etc. The Company agrees, upon demand, to pay or reimburse the Bank for paying: (a) all reasonable out-of-pocket expenses of the Bank (including, without limitation, the reasonable fees and expenses of Messrs. Moon & Ikeda, counsel to the Bank), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and (ii) any amendment, modification or waiver of any of the terms of this Agreement or the other Credit Documents; (b) all reasonable costs and expenses of the Bank (including reasonable counsels' fees) in connection with any Default and any enforcement or collection proceedings resulting therefrom; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, any Note or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any document referred to herein.

     10.04 Amendments, Etc. Any provision of this Agreement may be amended or modified only by any instrument in writing signed by the Company and the Bank.

     10.05 Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     10.06 Assignments and Participations.

          (a) The Company may not assign its rights or obligations hereunder or under the Notes without the prior consent of the Bank.

          (b) The Bank may sell or agree to sell to one or more other Persons ("participants") a participation in all or any part of the Loans, the Notes, the Commitments, the Letters of Credit or the Standby Letters of Credit, provided that no participant shall have any rights under any Credit Document (a participant's rights against the Bank in respect of such participation to be those set forth in the agreement (the "Participation Agreement") executed by the Bank in favor of the participant). Notwithstanding any such sale, this Agreement shall continue in full force and effect in all respects as if the Bank were maintaining and funding each Commitment and Credit in which participations have been sold in the same way that it is maintaining and funding the portion of such Commitment and Credit in which no participations have been sold. All amounts payable by the Company to the Bank under Section 5 hereof shall be determined as if the Bank had not sold or agreed to sell any participations in such Loan and as if the Bank were funding all of such Loan in the same way that it is funding the portion of such Loan in which no participations have been sold. In no event shall the Bank be obligated to the participant under the Participation Agreement to take or refrain from taking any action under the Credit Document (including without limitation granting



                                CREDIT AGREEMENT
     approval of any amendment or waiver) except that the Bank may agree in the Participation Agreement that it will not, without the consent of the participant, agree to (i) the extension of any date fixed for the payment of principal of or interest on the related Credit, (ii) the reduction of any payment of principal thereof, (iii) the reduction of the rate at which either interest is payable thereon or (if the participant is entitled to any part thereof) fees are payable hereunder to a level below the rate at which the participant is entitled to receive interest or fees (as the case may be) in respect of such participation or (iv) the release of any guarantee or collateral security.

          (c) The Bank may furnish any information concerning the Company or any of its Subsidiaries in the possession of the Bank from time to time to assignees and participants (including prospective assignees and participants).

     10.07 Survival. The obligations of the Company under Sections 5 and 10.03 hereof shall survive the repayment of the Loans and the Reimbursement Obligations, and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of Credit, hereunder shall survive the extension of such Credit and the Bank shall not be deemed to have waived, by reason of extension of such Credit, any Default or Event of Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Bank may have had notice or knowledge or reason to know that such representation or warranty was false or misleading at the time of such extension of Credit.

     10.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     10.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     10.10 Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     10.11 Waiver of Jury Trial. Each of the Company and the Bank hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.



                                CREDIT AGREEMENT

     10.12 Severability. If any provision hereof is invalid and unenforceable in any applicable jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     10.13 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which each of the Company and the Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to each other.

     10.14 Effect of Amendment and Restatement. On the Effective Date, the Existing Credit Agreement shall be amended, restated and superseded in its entirety. The parties hereto acknowledge and agree that (a) this Agreement and the other Credit Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation, payment and reborrowing, or termination of the obligations of the Obligors under the Existing Credit Agreement as in effect prior to the Effective Date; (b) such obligations are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Agreement; (c) the Liens, guarantees and security interests as granted in connection with the Existing Credit Agreement securing payment of such obligations are in all respects continuing and in full force and effect and secure the payment of the obligations of the Obligors under this Agreement and the other Credit Documents; and (d) upon the effectiveness of this Agreement, all Loans outstanding under the Existing Credit Agreement immediately before the effectiveness of this Agreement will be continued as Loans hereunder, all Existing Letters of Credit under the Existing Credit Agreement will be continued as Letters of Credit hereunder, and all Existing Standby Letters of Credit will be continued as Standby Letters of Credit hereunder, in each case on the terms and conditions set forth in this Agreement.

                                   ----------




                                CREDIT AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                         CYGNE DESIGNS, INC.


                                         By     ROY E. GREEN
                                           ------------------------
                                         Name:  Roy E. Green
                                         Title: Vice President - Finance

                                         Address for Notices:
                                         1372 Broadway - 2nd Floor
                                         New York, NY  10018

                                         Telecopy: (212) 245-7724


                                         THE HONGKONG AND SHANGHAI BANKING
                                          CORPORATION LIMITED, NEW YORK BRANCH


                                         By     IAN WRIGHT
                                           ------------------------
                                         Name:  Ian Wright
                                         Title: Vice President

                                         Address for Notices:
                                         140 Broadway
                                         New York, NY 10005
                                         Attention: NYK CBU TRS

                                         Telecopy: (212) 658-2813

                                 SCHEDULE 2.01

                           Existing Letters of Credit

DC Numbers      Issuance Date   Maturity Date   Dollar Amount   Reference Number
----------      -------------   -------------   -------------   ----------------

Bills Receivable
----------------

NYK962108         12AUG1996                       44,712.00         968412

NYK962108         19AUG1996                       12,490.20         968412

NYK962109         20AUG1996                       28,200.00         968413

NYK962102         27AUG1996                       80,245.44         968409

NYK962102         06SEP1996                       71,260.20         968409

NYK962234         09SEP1996                        3,925.60         968490

NYK961849         13SEP1996                       12,448.15         968245

NYK961849         13SEP1996                       48,155.25         968245

NYK961849         13SEP1996                       11,857.56         968245

NYK961849         13SEP1996                       42,001.96         968245

NYK961540         13SEP1996                       50,150.00         968089

NYK961540         13SEP1996                       52,510.00         968089

NYK962234         16SEP1996                        5,031.30         968490


Documentary Credit
------------------

NYK962346         23AUG1996       15DEC1996      637,273.00         968559

NYK962344         23AUG1996       20OCT1996      141,808.80         968561

NYK962343         23AUG1996       04NOV1996      244,880.00         968560

DC Numbers      Issuance Date   Maturity Date   Dollar Amount   Reference Number
----------      -------------   -------------   -------------   ----------------

NYK962345         23AUG1996       15OCT1996      165,760.00         968562

NYK961540         09APR1996       05OCT1996      345,115.70         968089

NYK962389         04SEP1996       05OCT1996      190,575.00         968571

NYK962398         06SEP1996       05OCT1996       57,613.50         968587

NYK962262         12AUG1996       01OCT1996      126,367.50         968508

NYK962102         11JUL1996       30SEP1996      108,733.62         968409

NYK962399         06SEP1996       30SEP1996      188,570.24         968588

NYK962400         06SEP1996       30SEP1996      442,356.92         968586

NYK961966         19JUN1996       20SEP1996       76,954.50         968312

NYK962308         19AUG1996       20SEP1996      117,768.00         968532

NYK961917         07JUN1996       07SEP1996      367,500.00         968274

NYK961838         30MAY1996       31AUG1996       11,848.33         968244

NYK962234         07AUG1996       30AUG1996        1,653.35         968490

NYK961539         09APR1996       24AUG1996       17,208.26         968091

NYK962108         12JUL1996       18AUG1996        5,863.59         968412

NYK962109         12JUL1996       18AUG1996        7,151.25         968413

NYK968646         18SEP1996       15OCT1996       39,312.00


Standby DC
----------

NYK957043         19APR1995       31AUG1997      152,113.50

NYK900488                                        300,000.00

DC Numbers      Issuance Date   Maturity Date   Dollar Amount   Reference Number
----------      -------------   -------------   -------------   ----------------

NYK943077                                        214,148.44

NYK882451                                         50,000.00

NYK920184                                        250,000.00

                               SCHEDULE 7.12/8.07
                         Credit Agreements/Indebtedness

                                   ----------

                               CYGNE DESIGNS, INC.
                            SCHEDULE OF INDEBTEDNESS
                               SEPTEMBER 20, 1996


                                                      Amount            Total
                                                    Outstanding       Facility
                                                    -----------       --------
CYGNE:

  Mitsubishi International Corporation
    and Mitsubishi Corporation ...............      $ 9,423,000      $10,173,000

  The Limited, Inc. ..........................      $ 1,488,643      $ 1,607,245

  The Hongkong and Shanghai
    Banking Corporation Limited ..............      $18,445,852      $30,000,000

  C.I.T. Financial Corp. .....................      $   150,673      $   150,673

  Citibank ...................................      $     4,171      $     4,171


FENN, WRIGHT & MANSON:

  The Hongkong and Shanghai
    Banking Corporation Limited
    (Standby letter of credit) ...............      $   514,148      $   514,148


GJM:

  The Hongkong and Shanghai
    Banking Corporation Limited
    (Standby letter of credit) ...............      $   300,000      $   300,000


CYGNE DESIGN ITALY:

  Banca Toscana ..............................      $    54,309      $    54,309


T WEAR:

  Casa Di Rispamio Di Firenze ................      $   946,800      $   946,800

  Casa Di Rispamio Di Firenze ................      $   982,725      $ 2,500,000

  Casa Di Rispamio Di Prato ..................      $   176,981      $ 1,000,000

  Monte Dei Paschi ...........................      $         0      $ 1,000,000

  Banca Nationale Di Lavoro ..................      $         0      $   500,000


M.T.G.I.:

  First International Bank Of Israel .........      $ 3,456,327      $ 3,500,000
                                                    -----------      -----------
TOTAL CYGNE DESIGNS, INC .....................      $35,943,629      $52,250,346
                                                    ===========      ===========

                                                SCHEDULE 7.14

                                                 Subsidiaries

                                            Jurisdiction of        % of Stock      Nature of
                                            Organization or       Beneficially     Beneficial
Subsidiary                                   Incorporation            Owned        Ownership          Remarks
----------                                  ---------------       ------------     ----------         -------
ACTIVE
------
Cygne TW, Inc. -- to be renamed
  T.Wear International, Inc. ............     Delaware                 100         direct

Cygne Group (F.E.) Limited ..............     Hong Kong                100         direct

Cygne Guatemala, S.A. ...................     Guatemala                100         indirect

JMB Internacional, S.A. .................     Guatemala                100         direct

T. Wear Company, S.r.l. .................     Italy                    100         50% direct
                                                                                   50% indirect
M.T.G.I. -- Textile Manufacturers
  Group (Israel) Ltd. ...................     Israel                   100         50% direct            3
                                                                                   50% indirect

C.M. Israel Sewing Houses Ltd. ..........     Israel                   100         50% direct
                                                                                   50% indirect

INACTIVE -- TO BE LIQUIDATED
----------------------------
AC Services, Inc. .......................     Delaware                 100         direct

CDK Inc. ................................     Delaware                 100         direct

Cygne Knits Limited .....................     Delaware                 100         direct

Cygne Design Italy, S.r.l. ..............     Italy                     80         indirect              2

HKN (Sales) Inc. ........................     Delaware                 100         direct

Fenn, Wright and Manson, Incorporated ...     New York                 100         direct

HKN (US) Inc. ...........................     New York                 100         indirect

Fenn, Wright and Manson (F.E.) Limited ..     Hong Kong                100         indirect

HKN (HK) Purchasing Ltd. ................     Hong Kong                100         indirect

HKN (HK) Sales Ltd. .....................     Hong Kong                100         indirect

HKN (Sri Lanka) Limited .................     Hong Kong                100         indirect


                                            Jurisdiction of        % of Stock      Nature of
                                            Organization or       Beneficially     Beneficial
Subsidiary                                   Incorporation            Owned        Ownership          Remarks
----------                                  ---------------       ------------     ----------         -------
Magnus Fine Sewing Ltd. .................     Philippines              100         indirect

Cygne Group International Ltd. ..........     South Korea            66.67         indirect              1

HKN (UK) Sales Ltd. .....................     United Kingdom           100         indirect

HKN (Honduras) Manufacturing ............
  Limited, S.DE R.L.                          Honduras                 100         indirect

Tralee S.A. .............................     Uruguay                  100         direct

Cygne GJM Ltd. ..........................     British Virgin Islands   100         direct

HKN Purchasing Ltd. .....................     British Virgin Islands   100         indirect

Dangel Trading Ltd. .....................     British Virgin Islands   100         indirect


Remarks
-------
1.   33.33% owned by Albert Kim.

2.   20% owned by Daniela Corrado.

3. Subject to the right of Jonathan Kafri under certain circumstances, upon consummation of a public offering of stock of MTGI in Israel, to acquire
     20% of the stock of MTGI for a purchase price of $200,000.

Note: Excludes liens in favor of The Hongkong and Shanghai Banking Corporation
      Limited and Mitsubishi Corporation.

Regarding Investment in Subsidiaries -- see Schedule 8.08.


                                                            SCHEDULE 8.08

                                                   SCHEDULE OF INVESTMENTS--1 of 2


                                                         CYGNE DESIGNS, INC.
                                                        INTERCOMPANY BALANCES
                                                         SEPTEMBER 20, 1996

         Payable:

                         CDI       CY-ITALY     CGI        CGFE        ACS       KNITS     TWEAR-US      TWSRL         MTGI
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Receivable ........
------------------------------------------------------------------------------------------------------------------------------
CDI ...............                275,602    155,643    3,804,823    24,585               1,065,902    3,100,911    1,971,999
------------------------------------------------------------------------------------------------------------------------------
CGFE ..............                 80,434
------------------------------------------------------------------------------------------------------------------------------
KNITS .............   1,098,057
------------------------------------------------------------------------------------------------------------------------------
TWSRL .............                 44,610                                                   163,314                 1,263,072
------------------------------------------------------------------------------------------------------------------------------
MTGI ..............                                        807,500
------------------------------------------------------------------------------------------------------------------------------
CFE ...............                             1,312    1,023,723              120,167
------------------------------------------------------------------------------------------------------------------------------
CYG-GUA ...........
------------------------------------------------------------------------------------------------------------------------------
  TOTAL PAYABLE ...   1,098,057    400,646    156,955    5,636,046    24,585    120,167    1,229,216    3,100,911    3,235,071
==============================================================================================================================



                                                                                                                 TOTAL
                       CM SEWING      JMB       CYG-GUA       TRALEE      FWM-US      FWM-HK         GJM       RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Receivable ........
-------------------------------------------------------------------------------------------------------------------------
CDI ...............                4,249,489      222,211    1,408,222    739,448    3,297,085    9,834,852    50,150,732
-------------------------------------------------------------------------------------------------------------------------
CGFE ..............                             1,065,895                            2,380,320                  3,506.649
-------------------------------------------------------------------------------------------------------------------------
KNITS .............                                                                                             1,098,057
-------------------------------------------------------------------------------------------------------------------------
TWSRL .............                                                                                             1,470,998
-------------------------------------------------------------------------------------------------------------------------
MTGI ..............     336,100                                                                                 1,145,600
-------------------------------------------------------------------------------------------------------------------------
CFE ...............                                                                                             1,145,222
-------------------------------------------------------------------------------------------------------------------------
CYG-GUA ...........                  196,949                                                                      196,949
-------------------------------------------------------------------------------------------------------------------------
  TOTAL PAYABLE ...     336,100    4,448,438    1,208,106    1,408,222    739,448    5,657,365    9,834,852             0
=========================================================================================================================


                                                            SCHEDULE 8.08

                                                          SCHEDULE--2 of 2


                                                         CYGNE DESIGNS, INC.
                                                     INVESTMENT IN SUBSIDIARIES
                                                         SEPTEMBER 20, 1996

         Investment in:

             CY-ITALY   CGI (KOREA)   CGFE     ACS      CKL        CTW       TWEAR      MTGI    CM-SEWING   JMB    CY-GUA    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CDI ........     --       420,000    8,897    1,000   368,612   2,243,289   240,515   1,045,241     --     57,000    --    4,384,554

CGFE .......  290,135        --        --       --       --          --     175,000     282,500    100       --     875      748,610

------------------------------------------------------------------------------------------------------------------------------------

   TOTAL ...  290,135     420,000    8,897    1,000   368,612   2,243,289   415,515   1,327,741    100     57,000   875    5,133,164

====================================================================================================================================


                                                                     EXHIBIT A-1

                                    LAI NOTE

$17,500,000                                                   September 20, 1996
                                                              New York, New York

     FOR VALUE RECEIVED, CYGNE DESIGNS, INC., a Delaware corporation (the "Company"), hereby promises to pay to THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, NEW YORK BRANCH (the "Bank"), at its office located at 140 Broadway, New York, NY 10005, on or before the Termination Date the principal sum of Seventeen Million Five Hundred Thousand Dollars ($17,500,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the LAI Loans made by the Bank to the Company under the Amended and Restated Credit Agreement dated as of September 20, 1996 between the Company and the Bank (as modified and supplemented and in effect from time to time, the "Credit Agreement"), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount of each such LAI Loan, at such office, in like money and funds, for the period commencing on the date of such LAI Loan until such LAI Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. In no event shall interest hereunder exceed the maximum rate allowed under New York law.

     The date, amount and interest rate of each LAI Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books; provided that the failure by the Bank so to record such LAI Loans shall not affect the obligations of the Company hereunder.

     This Note is the LAI Note referred to in Section 2.03(b) of the Credit Agreement and evidences LAI Loans made by the Bank thereunder. This Note modifies that certain note dated as of September 28, 1995 (the "Existing LAI Note") made by the Company in favor of the Bank in the principal amount of Fifty Million Dollars ($50,000,000) and is hereby delivered in substitution for the Existing LAI Note, but not in payment, satisfaction or cancellation of the outstanding obligations evidenced by the Existing LAI Note. This Note is subject to the terms and conditions set forth in the Credit Agreement, which terms and conditions are incorporated herein by reference. Capitalized terms used but not defined herein have the respective meanings assigned to them in the Credit Agreement.

     The payment of this Note is supported by collateral security provided under the Security Documents referred to in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of LAI Loans upon the terms and conditions specified therein.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO NOTES MADE AND TO BE PERFORMED THEREIN.


                                         CYGNE DESIGNS, INC.


                                         By
                                            ---------------------------
                                         Name:
                                         Title:

                                    SCHEDULE

     This LAI Note evidences LAI Loans made under the Credit Agreement to the Company, on the dates, in the principal amounts and bearing interest at the rates set forth below, subject to the payments and prepayments of principal set forth below.


           Principal                    Amount        Unpaid
Date       Amount of      Interest      Paid or      Principal      Notation
Made       LAI Loan         Rate        Prepaid       Amount         Made By
----       --------         ----        -------       ------         -------

                                                                     EXHIBIT A-2

                                 REVOLVING NOTE

$10,000,000                                                   September 20, 1996
                                                              New York, New York

     FOR VALUE RECEIVED, CYGNE DESIGNS, INC., a Delaware corporation (the "Company"), hereby promises to pay to THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, NEW YORK BRANCH (the "Bank"), at its office located at 140 Broadway, New York, NY 10005, on or before the Termination Date the principal sum of Ten Million Dollars ($10,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Bank to the Company under the Amended and Restated Credit Agreement dated as of September 20, 1996 between the Company and the Bank (as modified and supplemented and in effect from time to time, the "Credit Agreement"), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. In no event shall interest hereunder exceed the maximum rate allowed under New York law.

     The date, amount and interest rate of each Revolving Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books; provided that the failure by the Bank so to record such Revolving Loans shall not affect the obligations of the Company hereunder.

     This Note is the Revolving Note referred to in Section 2.03(c) of the Credit Agreement and evidences Revolving Loans made by the Bank thereunder. This Note modifies that certain note dated as of September 28, 1995 (the "Existing Revolving Note") made by the Company in favor of the Bank in the principal amount of Eleven Million Dollars ($11,000,000) and is hereby delivered in substitution for the Existing Revolving Note, but not in payment, satisfaction or cancellation of the outstanding obligations evidenced by the Existing Revolving Note. This Note is subject to the terms and conditions set forth in the Credit Agreement, which terms and conditions are incorporated herein by reference. Capitalized terms used but not defined herein have the respective meanings assigned to them in the Credit Agreement.

     The payment of this Note is supported by collateral security provided under the Security Documents referred to in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO NOTES MADE AND TO BE PERFORMED THEREIN.


                                         CYGNE DESIGNS, INC.


                                         By
                                            ---------------------------
                                         Name:
                                         Title:

                                    SCHEDULE

     This Revolving Note evidences Revolving Loans made under the Credit Agreement to the Company, on the dates, in the principal amounts and bearing interest at the rates set forth below, subject to the payments and prepayments of principal set forth below.


           Principal                       Amount        Unpaid
Date       Amount of         Interest      Paid or      Principal      Notation
Made     Revolging Loan        Rate        Prepaid       Amount        Made By
----     --------------      --------      -------      ---------      --------

                                                                     EXHIBIT A-3

                                EXPORT LOAN NOTE

$3,000,000                                                    September 20, 1996
                                                              New York, New York

     FOR VALUE RECEIVED, CYGNE DESIGNS, INC., a Delaware corporation (the "Company"), hereby promises to pay to THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, NEW YORK BRANCH (the "Bank"), at its office located at 140 Broadway, New York, NY 10005, on or before the Termination Date the principal sum of Three Million Dollars ($3,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the Export Loans made by the Bank to the Company under the Amended and Restated Credit Agreement dated as of September 20, 1996 between the Company and the Bank (as modified and supplemented and in effect from time to time, the "Credit Agreement"), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount of each such Export Loan, at such office, in like money and funds, for the period commencing on the date of such Export Loan until such Export Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. In no event shall interest hereunder exceed the maximum rate allowed under New York law.

     The date, amount and interest rate of each Export Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books; provided that the failure by the Bank so to record such Export Loans shall not affect the obligations of the Company hereunder.

     This Note is the Export Loan Note referred to in Section 2.03(d) of the Credit Agreement and evidences Export Loans made by the Bank thereunder. This Note modifies that certain note dated as of September 28, 1995 (the "Existing Export Loan Note") made by the Company in favor of the Bank in the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) and is hereby delivered in substitution for the Existing Export Loan Note, but not in payment, satisfaction or cancellation of the outstanding obligations evidenced by the Existing Export Loan Note. This Note is subject to the terms and conditions set forth in the Credit Agreement, which terms and conditions are incorporated herein by reference. Capitalized terms used but not defined herein have the respective meanings assigned to them in the Credit Agreement.

     The payment of this Note is supported by collateral security provided under the Security Documents referred to in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Export Loans upon the terms and conditions specified therein.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO NOTES MADE AND TO BE PERFORMED THEREIN.


                                         CYGNE DESIGNS, INC.


                                         By
                                            ---------------------------
                                         Name:
                                         Title:

                                    SCHEDULE

     This Export Loan Note evidences Export Loans made under the Credit Agreement to the Company, on the dates, in the principal amounts and bearing interest at the rates set forth below, subject to the payments and prepayments of principal set forth below.


           Principal                       Amount        Unpaid
Date       Amount of         Interest      Paid or      Principal      Notation
Made      Export Loan          Rate        Prepaid       Amount        Made By
----      -----------        --------      -------      ---------      --------

                                                                       EXHIBIT B

                     AMENDED AND RESTATED SECURITY AGREEMENT

     AMENDED AND RESTATED SECURITY AGREEMENT dated as of September 20, 1996 between CYGNE DESIGNS, INC., a Delaware corporation having an office at 1372 Broadway, New York, NY 10018 (the "Company"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a foreign banking corporation acting through its New York Branch (the "Bank").

                              W I T N E S S E T H :

     WHEREAS, the Company has provided a security interest to the Bank under a Security Agreement dated as of September 28, 1995 (as modified and supplemented and in effect from time to time, the "Existing Agreement");

     WHEREAS, the Company has requested that the Existing Agreement, as amended prior to the date hereof and as amended and modified hereby, be restated in its entirety to reflect the amendment of certain provisions thereof; and

     WHEREAS, the Company and the Bank are parties to an Amended and Restated Credit Agreement dated as of September 20, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by issuing letters of credit and making loans) to be made by the Bank to the Company in an aggregate face or principal amount not exceeding $17,500,000;

     NOW, THEREFORE, to induce the Bank to enter into the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to continue to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree that the Original Agreement is hereby amended and restated in its entirety as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

          "Accounts" shall have the meaning ascribed thereto in Section 3(e) hereof.

          "CAT Shares" shall mean the 6,000 validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of CAT US, Inc., a Delaware corporation, as set forth on Annex I hereto.

          "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

          "Documents" shall have the meaning ascribed thereto in Section 3(j) hereof.

          "Equipment" shall have the meaning ascribed thereto in Section 3(h) hereof.

          "Instruments" shall have the meaning ascribed thereto in Section 3(f) hereof.

          "Inventory" shall have the meaning ascribed thereto in Section 3(g) hereof.

          "Issuers" shall mean, collectively, the respective corporations identified in Annex 1 hereto under the caption "Issuers".

          "Lockbox Account" shall have the meaning ascribed thereto in Section 4(a) hereof.

          "Pledged Stock" shall have the meaning ascribed thereto in Section 3(b) hereof.

          "Secured Obligations" shall mean, collectively, (a) the principal of and interest on the Loans made by the Bank to, and the Notes held by the Bank of, the Company, and all other amounts from time to time owing to the Bank by the Company under the Credit Agreement or the Notes, (b) all obligations of the Company to the Bank hereunder, and (c) all obligations of the Company under any other Credit Document to which it is party.

              "Stock Collateral" shall mean, collectively, the Collateral described in clauses (a) through (d) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

     Section 2. Representations and Warranties. The Company represents and warrants to the Bank that:

          (a) the Company is the sole beneficial owner of the Collateral and no Lien exists or will exist upon any Collateral at any time (and, with respect to the Stock Collateral, no right or option to acquire the same exists in favor of any other Person), except for (i) Liens permitted under
     Section 8.06 of the Credit Agreement and (ii) the pledge and security interest in favor of the Bank created or provided for herein which pledge and security interest constitutes a first priority perfected pledge and security interest in and to all of the Collateral;


                               SECURITY AGREEMENT

          (b) the Pledged Stock evidenced by the certificates identified in Annex 1 hereto and the ATSC Shares are, and all other Pledged Stock will be, duly authorized, validly issued, fully paid and nonassessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuers of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement or, with respect to the ATSC Shares, in the Stockholders Agreement or under Federal and state securities law);

          (c) the Pledged Stock evidenced by the certificates identified in Annex 1 hereto constitutes the indicated percentage of the total issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by the Company on the date hereof (whether or not registered in the name of the Company) and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owner thereof) evidenced by each such certificate; and

          (d) any goods now or hereafter produced by the Company or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

     Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Company hereby continues to pledge and grant to the Bank a security interest in all of the Company's right, title and interest in the following property, whether now owned by the Company or hereafter acquired and whether now existing or hereafter coming into existence, and wherever located (all being collectively referred to herein as "Collateral"):

          (a) all of the ATSC Shares received by the Company in exchange for the sale of the CAT Shares in connection with the CAT Transaction, which shares of common stock, and certain other assets of the Company, the Company has previously pledged to the Bank pursuant to the Existing Agreement;

          (b) the respective shares of common/preferred stock of the Issuers evidenced by the certificates identified in Annex 1 hereto and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by the Company, together with in each case the certificates evidencing the same (collectively, together with the ATSC Shares, the "Pledged Stock");

          (c) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the


                               SECURITY AGREEMENT

     Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

          (d) without affecting the obligations of the Company under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger;

          (e) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Company constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Company in respect of any loans or advances for the purchase price of Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Company under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Company and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

          (f) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

          (g) all inventory (as defined in the Uniform Commercial Code) of the Company, all goods obtained by the Company in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "Inventory");

          (h) all equipment (as defined in the Uniform Commercial Code) of the Company (herein collectively called "Equipment");

          (i) each contract and other agreement of the Company relating to the sale or other disposition of Inventory or Equipment;

          (j) all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Company covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");


                               SECURITY AGREEMENT

          (k) all rights, claims and benefits of the Company against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Company, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

          (l) the balance from time to time in the Lockbox Account;

          (m) the balance from time to time in the Collateral Account;

          (n) the balance from time to time in the Escrow Account; and

          (o) all other tangible or intangible property of the Company, including, without limitation, all proceeds, products and accessions of and to any of the property of the Company described in clauses (a) through (n) above in this Section 3 (including, without limitation, any proceeds of insurance thereon), and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company.

     Section 4. Lockbox Account.

          (a) The Company shall maintain a lockbox account (the "Lockbox Account") with Marine Midland Bank (the "Lockbox Bank") in New York City, and shall instruct debtors relating to the Accounts to make all remittances directly to the Lockbox Account, which account (together with any related disbursement account) shall be subject to the exclusive control of the Bank; provided, however, unless and until an Event of Default shall have occurred and be continuing, the Company shall have access to the proceeds of such bank accounts. Upon the occurrence of an Event of Default, the Company shall cease to have access to such bank accounts and the Bank shall have sole access. The Company shall promptly deposit in the Lockbox Account all payments relating to the Accounts received directly by the Company. Without the prior written consent of the Bank, the Company shall not provide debtors relating to the Accounts with payment instructions other than as set forth above.

          (b) The Lockbox Bank shall serve as the agent of the Bank with respect to (i) the depositing of items comprising collections on Accounts and (ii) the disbursements to be paid from any disbursement account relating to the Lockbox Account. The rights, duties and obligations of the Lockbox Bank, including, without limitation, its fees, shall be as such are


                               SECURITY AGREEMENT
     set forth in the related agreement between the Bank and the Lockbox Bank. The Company shall pay all fees in connection with the Lockbox Account.

     Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Company hereby agrees with the Bank as follows:

     5.01 Delivery and Other Perfection. The Company shall:

          (a) if any of the above-described shares, securities, monies or property required to be pledged by the Company under clauses (a), (b), (c) and (d) of Section 3 hereof are received by the Company, forthwith either
     (x) transfer and deliver to the Bank such shares or securities so received by the Company (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank) all of which thereafter shall be held by the Bank, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Bank shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, monies or property referred to in said clauses (a), (b), (c) and (d);

          (b) deliver and pledge to the Bank any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Bank may request; provided, that so long as no Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments received by it in the ordinary course of business and the Bank shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Bank, against trust receipt or like document);

          (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Bank) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Bank to exercise and enforce its rights hereunder with respect to such security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Bank or its nominee (and the Bank agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Bank will thereafter promptly give to the Company copies of any notices and communications received by it with respect to the Stock Collateral), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (g) below;


                               SECURITY AGREEMENT

          (d) upon the acquisition after the date hereof by the Company of any Equipment covered by a certificate of title or ownership, cause the Bank to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Bank;

          (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Bank may reasonably require in order to reflect the security interests granted by this Agreement;

          (f) permit representatives of the Bank, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Bank to be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications by the Company with respect to the Collateral, all in such manner as the Bank may require; and

          (g) upon the occurrence and during the continuance of any Default, upon request of the Bank, promptly notify (and the Company hereby authorizes the Bank so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Bank hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Bank.

     5.02 Other Financing Statements and Liens. Without the prior written consent of the Bank, the Company shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Bank is not named as the sole secured party.

     5.03 Preservation of Rights. The Bank shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

     5.04 Special Provisions Relating to Stock Collateral.

          (a) The Company will cause the Stock Collateral to constitute at all times the percentage indicated on Annex 1 hereto of the total number of shares of each class of capital stock of each Issuer then outstanding, but in no event shall such percentage exceed 65% with respect to any class of capital stock of a Foreign Subsidiary; provided, however, the ATSC Shares may constitute a decreasing percentage of the capital stock of the related Issuer in accordance with the terms and conditions of the Credit Agreement.


                               SECURITY AGREEMENT

          (b) So long as no Event of Default shall have occurred and be continuing, the Company shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any other instrument or agreement referred to herein or therein, provided that the Company agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any such other instrument or agreement (as determined by the Bank in its reasonable judgment); and the Bank shall execute and deliver to the Company or cause to be executed and delivered to the Company all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Company may reasonably request for the purpose of enabling the Company to exercise the rights and powers which it is entitled to exercise pursuant to this Section 5.04(b).

          (c) All shares, securities, moneys or other property representing stock which are payable in connection with dividends or liquidating dividends (including without limitation in connection with the liquidation of any Issuer on or after such liquidation) and (ii) all additional Collateral described in clauses (a), (b), (c) and (d) of Section 3 hereof constituting a distribution or return of capital upon or in respect of any Pledged Stock, or resulting from a conversion, split-up, revision, reclassification or other like change of any Pledged Stock or received in exchange therefor as a result of a merger, consolidation or otherwise, shall be paid or transferred directly to the Bank (or its agent or nominee, as the case may be), as part of the Collateral subject to this Agreement.

          (d) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Bank exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Bank and retained by it in the Custodial Trust Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Bank shall so request in writing, the Company agrees to execute and deliver to the Bank appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Bank shall, upon request of the Company (except to the extent theretofore applied to the Secured Obligations) be returned by the Bank to the Company.

     5.05 Events of Default, etc. During the period during which an Event of Default shall have occurred and be continuing:


                               SECURITY AGREEMENT

          (i) the Company shall, at the request of the Bank, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Bank and the Company, designated in its request;

          (ii) the Bank may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (iii) the Bank shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral (in the case of the ATSC Shares, subject to the Stockholders Agreement) as if the Bank were the sole and absolute owner thereof (and the Company agrees to take all such action as may be appropriate to give effect to such right);

          (iv) the Bank in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

          (v) the Bank may (in the case of the ATSC Shares, subject to the Stockholders Agreement), upon 10 Business Days' prior written notice to the Company of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Bank, or any of its agents, sell, lease, assign or otherwise dispose of all or any of such Collateral, at such place or places as the Bank deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Bank or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company,


                               SECURITY AGREEMENT
     any such demand, notice or right and equity being hereby expressly waived and released. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
5.05 shall be applied in accordance with Section 5.09 hereof.

     The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Bank may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Bank than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Bank shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer thereof to register it for public sale.

     5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.

     5.07 Removals, etc. Without at least 30 days prior written notice to the Bank, the Company shall not (i) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere other than at the address indicated beneath the signature of the Company to the Credit Agreement or at one of the locations identified in Annex 2 hereto or in transit from one of such locations to another (or, with respect to Inventory, in transit from one of such locations to a customer of the Company) or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature page hereto.

     5.08 Private Sale. The Bank shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to
Section 5.05 hereof conducted in a commercially reasonable manner. The Company hereby waives any claims against the Bank arising by reason of the fact that the price at which the Collateral may have been sold at such a


                               SECURITY AGREEMENT
private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Bank accepts the first offer received and does not offer the Collateral to more than one offeree.

     5.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Bank under Section 4 hereof or this Section 5, shall be applied by the
Bank:

          First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Bank and the fees and expenses of its agents and counsel, and all expenses and advances made or incurred by the Bank in connection therewith;

          Next, to the payment in full of the Secured Obligations then due and payable, ratably in accordance with the respective outstanding amounts thereof then due and payable; and

          Finally, to the payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Company or any issuer of or obligor on any of the Collateral.

     5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Bank while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Bank is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments which the Bank may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Bank shall be entitled under this Section 5 to make collections in respect of the Collateral, the Bank shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     5.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Company shall (i) file such financing statements and other documents in such offices as the Bank may request to perfect the security interests granted by Section 3 of this


                               SECURITY AGREEMENT

Agreement, and (ii) deliver to the Bank all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

     5.12 Termination. When all Secured Obligations shall have been paid in full and the Facilities of the Bank under the Credit Agreement and all liabilities of the Bank relating to issued Letters of Credit shall have expired or been terminated, this Agreement shall terminate, and the Bank shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company. The Bank shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral.

     5.13 Expenses. The Company agrees to pay to the Bank all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Section 5, or performance by the Bank of any obligations of the Company in respect of the Collateral which the Company has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Bank in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations to the Bank secured under Section 3 hereof.

     5.14 Further Assurances. The Company agrees that, from time to time upon the written request of the Bank, the Company will execute and deliver such further documents and do such other acts and things as the Bank may reasonably request in order fully to effect the purposes of this Agreement.

     5.15 Collateral Audit. The Company shall permit representatives of the Bank to undertake an annual audit of the Collateral, and the Company agrees to pay all reasonable expenses of the Bank incurred in connection therewith.

     Section 6. Miscellaneous.

     6.01 No Waiver. No failure on the part of the Bank or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.


                               SECURITY AGREEMENT

     6.02 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

     6.03 Notices. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied, telegraphed, cabled or delivered to the intended recipient at its address or telex number specified pursuant to Section
10.02 of the Credit Agreement and shall be deemed to have been given at the times specified in said Section 10.02.

     6.04 Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company and the Bank. Any such amendment or waiver shall be binding upon the Bank, each holder of any Secured Obligation and the Company.

     6.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Bank, and each holder of the Secured Obligations (provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Bank).

     6.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     6.07 Banks. The Bank may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     6.08 Severability. If any provision hereof is invalid and unenforceable in any applicable jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


                               SECURITY AGREEMENT

              IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.


                                            CYGNE DESIGNS, INC.

                                            By
                                               ---------------------------------
                                            Name:
                                            Title:

                                            Address for Notices:
                                            1372 Broadway - 2nd Floor
                                            New York, NY  10018

                                            Telecopy: (212) 245-7724




                                            THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED, NEW YORK BRANCH

                                            By
                                               ---------------------------------
                                            Name:
                                            Title:

                                            Address for Notices:
                                            140 Broadway
                                            New York, NY  10005
                                            Attention: NYK CBU TRS

                                            Telecopy: (212) 658-2813

                                                                         ANNEX 1

                                      LIST OF PLEDGED STOCK

                                   Certificate         Registered
     Issuer                            Nos.               Owner                Number of Shares
     ------                        -----------         ----------              ----------------
1. CAT US, Inc.                         #9         Cygne Designs, Inc.        6,000 shares of
                                                                              common stock having
                                                                              a par value of
                                                                              $0.01 per share
                                                                              (60% of outstanding
                                                                              capital stock)

2. Cygne Group (F.E.) Limited           #7         Cygne Designs, Inc.        65 shares of 99 shares
   (formerly known as                                                         of common stock
   Cygne Design F.E. Limited)                                                 having a par value of
                                                                              HK$1,000 per share
                                                                              (65% of outstanding
                                                                              capital stock)

3. M.T.G.I. Textile Manufacturers      N/A         Cygne Designs, Inc.        109,050 ordinary shares
   Group (Israel) Ltd.                                                        having a nominal value
                                                                              of NIS 1.00 each (50%
                                                                              of outstanding capital
                                                                              stock)

4. T. Wear Company S.r.l.              N/A         Cygne Designs, Inc.        Shares for lire 150,000,000
                                                                              (50% of share capital)

5. JMB International, S.A.            #18-49       Cygne Designs, Inc.        32 shares of stock having
                                                                              a par value of Q100.00 each
                                                                              (64% of outstanding capital
                                                                              stock)

                                                                         ANNEX 2


                               LIST OF LOCATIONS

                                                                     EXHIBIT C-1

                               GUARANTEE AGREEMENT

     GUARANTEE AGREEMENT dated as of September 20, 1996 between AC SERVICES, INC., a Delaware corporation (the "Guarantor"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a foreign banking corporation acting through its New York Branch (the "Bank").

     Cygne Designs, Inc., a Delaware corporation (the "Company"), and the Bank are parties to that certain Amended and Restated Credit Agreement dated as of September 20, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by issuing letters of credit and making loans) to be made by the Bank to the Company in an aggregate face or principal amount not exceeding $17,500,000.

     To induce the Bank to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed (to the extent hereinafter provided) to guarantee the Guaranteed Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

     Section 1. Definitions. Unless otherwise defined, terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

     "Guaranteed Obligations" shall mean the obligations of the Company (including obligations to pay principal of and interest on Loans and to pay Reimbursement Obligations), whenever arising, under the Credit Agreement, the Notes and the Security Documents.

     Section 2. The Guarantee.

     2.01 Guarantee. The Guarantor hereby guarantees to the Bank and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Guaranteed Obligations, in each case strictly in accordance with the terms thereof. The Guarantor hereby further agrees that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     2.02 Obligations Unconditional. The obligations of the Guarantor under
Section 2.01 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantor hereunder:

          (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of the Credit Agreement, any Note or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement, any Note or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any lien or security interest granted to, or in favor of, the Bank as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Bank exhaust any right, power or remedy or proceed against any Person under the Credit Agreement, any Note or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

     2.03 Reinstatement. The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Guarantor agrees that it will indemnify the


                                  ACS GUARANTEE

Bank on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Bank in connection with such rescission or restoration.

     2.04 Subrogation. The Guarantor hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in
Section 2.01 hereof, whether by subrogation or otherwise, against any Person or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

     2.05 Remedies. The Guarantor agrees that, as between the Guarantor and the Bank, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9) for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Person and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such Guaranteed Obligations (whether or not due and payable by any Person) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.01.

     2.06 Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     Section 3. Representations and Warranties. The Guarantor represents and warrants to the Bank that:

     3.01 Corporate Existence. The Guarantor is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its financial condition, operations, business or prospects.

     3.02 Litigation. Except as disclosed to the Bank in writing prior to the date of this Agreement, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Guarantor) threatened against the Guarantor which, if adversely determined, could have a material adverse effect on the financial condition, operations, business or prospects of the Guarantor.

     3.03 No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and


                                  ACS GUARANTEE
provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Guarantor pursuant to the terms of any such agreement or instrument.

     3.04 Corporate Action. The Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Guarantor of this Agreement have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     3.05 Approvals. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Guarantor of this Agreement or for the validity or enforceability hereof.

     Section 4. Covenants. The Guarantor agrees that, until the payment and satisfaction in full of the Guaranteed Obligations:

     4.01 Litigation. The Guarantor will promptly give to the Bank notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting the Guarantor, except proceedings which, if adversely determined, would not have a material adverse effect on the financial condition, operations, business or prospects of the Guarantor.

     4.02 Corporate Existence, Etc. The Guarantor will preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would materially and adversely affect the financial condition, operations, business or prospects taken as a whole of the Guarantor; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;


                                  ACS GUARANTEE
maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; permit representatives of the Bank, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Bank; and keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

     Section 5. Miscellaneous.

     5.01 No Waiver. No failure on the part of the Bank or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     5.02 Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     5.03 Notices. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied, telegraphed, cabled or delivered to the intended recipient at its or their address or telex number specified beneath its or their signature hereto or, at such other telex number or address as shall be designated by either party in a notice to the other party, and shall be deemed to have been given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, 5 Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

     5.04 Amendments, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Bank. Any such amendment or waiver shall be binding upon the Bank, each holder of any of the Guaranteed Obligations and the Guarantor.


                                  ACS GUARANTEE

     5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantor, the Bank and each holder of any of the Guaranteed Obligations (provided, however, that the Guarantor shall not assign or transfer its rights hereunder without the prior written consent of the Bank).

     5.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.


                                   ----------


                                  ACS GUARANTEE

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                          AC SERVICES, INC.


                                          By
                                             -----------------------------------
                                          Name:
                                          Title:

                                          Address for Notices:
                                          1372 Broadway - 2nd Floor
                                          New York, NY  10018

                                          Telecopy: (212) 245-7724




                                          THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED, NEW YORK BRANCH

                                          By
                                             -----------------------------------
                                          Name:
                                          Title:

                                          Address for Notices:
                                          140 Broadway
                                          New York, NY  10005

                                          Telecopy: (212) 658-2813

                                                                     EXHIBIT C-2

                               GUARANTEE AGREEMENT

     GUARANTEE AGREEMENT dated as of September 20, 1996 between CYGNE TW INC., a Delaware corporation (the "Guarantor"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a foreign banking corporation acting through its New York Branch (the "Bank").

     Cygne Designs, Inc., a Delaware corporation (the "Company"), and the Bank are parties to that certain Amended and Restated Credit Agreement dated as of September 20, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by issuing letters of credit and making loans) to be made by the Bank to the Company in an aggregate face or principal amount not exceeding $17,500,000.

     To induce the Bank to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed (to the extent hereinafter provided) to guarantee the Guaranteed Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

     Section 1. Definitions. Unless otherwise defined, terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

     "Guaranteed Obligations" shall mean the obligations of the Company (including obligations to pay principal of and interest on Loans and to pay Reimbursement Obligations), whenever arising, under the Credit Agreement, the Notes and the Security Documents.

     Section 2. The Guarantee.

     2.01 Guarantee. The Guarantor hereby guarantees to the Bank and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Guaranteed Obligations, in each case strictly in accordance with the terms thereof. The Guarantor hereby further agrees that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     2.02 Obligations Unconditional. The obligations of the Guarantor under
Section 2.01 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantor hereunder:

          (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of the Credit Agreement, any Note or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement, any Note or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any lien or security interest granted to, or in favor of, the Bank as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Bank exhaust any right, power or remedy or proceed against any Person under the Credit Agreement, any Note or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

     2.03 Reinstatement. The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Guarantor agrees that it will indemnify the


                                  CTW GUARANTEE

Bank on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Bank in connection with such rescission or restoration.

     2.04 Subrogation. The Guarantor hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in
Section 2.01 hereof, whether by subrogation or otherwise, against any Person or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

     2.05 Remedies. The Guarantor agrees that, as between the Guarantor and the Bank, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9) for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Person and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such Guaranteed Obligations (whether or not due and payable by any Person) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.01.

     2.06 Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     Section 3. Representations and Warranties. The Guarantor represents and warrants to the Bank that:

     3.01 Corporate Existence. The Guarantor is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its financial condition, operations, business or prospects.

     3.02 Litigation. Except as disclosed to the Bank in writing prior to the date of this Agreement, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Guarantor) threatened against the Guarantor which, if adversely determined, could have a material adverse effect on the financial condition, operations, business or prospects of the Guarantor.

     3.02 No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and


                                  CTW GUARANTEE
provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Guarantor pursuant to the terms of any such agreement or instrument.

     3.04 Corporate Action. The Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Guarantor of this Agreement have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     3.05 Approvals. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Guarantor of this Agreement or for the validity or enforceability hereof.

     Section 4. Covenants. The Guarantor agrees that, until the payment and satisfaction in full of the Guaranteed Obligations:

     4.01 Litigation. The Guarantor will promptly give to the Bank notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting the Guarantor, except proceedings which, if adversely determined, would not have a material adverse effect on the financial condition, operations, business or prospects of the Guarantor.

     4.02 Corporate Existence, Etc. The Guarantor will preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would materially and adversely affect the financial condition, operations, business or prospects taken as a whole of the Guarantor; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;


                                  CTW GUARANTEE
maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; permit representatives of the Bank, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Bank; and keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

     Section 5. Miscellaneous.

     5.01 No Waiver. No failure on the part of the Bank or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     5.02 Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     5.03 Notices. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied, telegraphed, cabled or delivered to the intended recipient at its or their address or telex number specified beneath its or their signature hereto or, at such other telex number or address as shall be designated by either party in a notice to the other party, and shall be deemed to have been given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, 5 Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

     5.04 Amendments, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Bank. Any such amendment or waiver shall be binding upon the Bank, each holder of any of the Guaranteed Obligations and the Guarantor.


                                  CTW GUARANTEE

     5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantor, the Bank and each holder of any of the Guaranteed Obligations (provided, however, that the Guarantor shall not assign or transfer its rights hereunder without the prior written consent of the Bank).

     5.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                                   ----------


                                  CTW GUARANTEE

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                         CYGNE TW INC.


                                         By
                                            -----------------------------------
                                         Name:
                                         Title:

                                         Address for Notices:
                                         1372 Broadway - 2nd Floor
                                         New York, NY  10018

                                         Telecopy:  (212) 245-7724




                                         THE HONGKONG AND SHANGHAI BANKING
                                           CORPORATION LIMITED, NEW YORK BRANCH


                                         By
                                            -----------------------------------
                                         Name:
                                         Title:

                                         Address for Notices:
                                         140 Broadway
                                         New York, NY  10005

                                         Telecopy:  (212) 658-2813

                                                                     EXHIBIT C-3

                               GUARANTEE AGREEMENT

     GUARANTEE AGREEMENT dated as of September 20, 1996 between CYGNE KNITS LIMITED, a Delaware corporation (the "Guarantor"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a foreign banking corporation acting through its New York Branch (the "Bank").

     Cygne Designs, Inc., a Delaware corporation (the "Company"), and the Bank are parties to that certain Amended and Restated Credit Agreement dated as of September 20, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by issuing letters of credit and making loans) to be made by the Bank to the Company in an aggregate face or principal amount not exceeding $17,500,000.

     To induce the Bank to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed (to the extent hereinafter provided) to guarantee the Guaranteed Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

     Section 1. Definitions. Unless otherwise defined, terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

     "Guaranteed Obligations" shall mean the obligations of the Company (including obligations to pay principal of and interest on Loans and to pay Reimbursement Obligations), whenever arising, under the Credit Agreement, the Notes and the Security Documents.

     Section 2. The Guarantee.

     2.01 Guarantee. The Guarantor hereby guarantees to the Bank and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Guaranteed Obligations, in each case strictly in accordance with the terms thereof. The Guarantor hereby further agrees that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     2.02 Obligations Unconditional. The obligations of the Guarantor under
Section 2.01 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantor hereunder:

          (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of the Credit Agreement, any Note or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement, any Note or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any lien or security interest granted to, or in favor of, the Bank as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Bank exhaust any right, power or remedy or proceed against any Person under the Credit Agreement, any Note or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

     2.03 Reinstatement. The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Guarantor agrees that it will indemnify the


                                 KNITS GUARANTEE

Bank on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Bank in connection with such rescission or restoration.

     2.04 Subrogation. The Guarantor hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in
Section 2.01 hereof, whether by subrogation or otherwise, against any Person or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

     2.05 Remedies. The Guarantor agrees that, as between the Guarantor and the Bank, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9) for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Person and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such Guaranteed Obligations (whether or not due and payable by any Person) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.01.

     2.06 Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     Section 3. Representations and Warranties. The Guarantor represents and warrants to the Bank that:

     3.01 Corporate Existence. The Guarantor is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its financial condition, operations, business or prospects.

     3.02 Litigation. Except as disclosed to the Bank in writing prior to the date of this Agreement, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Guarantor) threatened against the Guarantor which, if adversely determined, could have a material adverse effect on the financial condition, operations, business or prospects of the Guarantor.

     3.03 No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and


                                 KNITS GUARANTEE
provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Guarantor pursuant to the terms of any such agreement or instrument.

     3.04 Corporate Action. The Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Guarantor of this Agreement have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     3.05 Approvals. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Guarantor of this Agreement or for the validity or enforceability hereof.

     Section 4. Covenants. The Guarantor agrees that, until the payment and satisfaction in full of the Guaranteed Obligations:

     4.01 Litigation. The Guarantor will promptly give to the Bank notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting the Guarantor, except proceedings which, if adversely determined, would not have a material adverse effect on the financial condition, operations, business or prospects of the Guarantor.

     4.02 Corporate Existence, Etc. The Guarantor will preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would materially and adversely affect the financial condition, operations, business or prospects taken as a whole of the Guarantor; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;


                                 KNITS GUARANTEE
maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; permit representatives of the Bank, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Bank; and keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

     Section 5 Miscellaneous.

     5.01 No Waiver. No failure on the part of the Bank or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     5.02 Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     5.03 Notices. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied, telegraphed, cabled or delivered to the intended recipient at its or their address or telex number specified beneath its or their signature hereto or, at such other telex number or address as shall be designated by either party in a notice to the other party, and shall be deemed to have been given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, 5 Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

     5.04 Amendments, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Bank. Any such amendment or waiver shall be binding upon the Bank, each holder of any of the Guaranteed Obligations and the Guarantor.


                                 KNITS GUARANTEE

     5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantor, the Bank and each holder of any of the Guaranteed Obligations (provided, however, that the Guarantor shall not assign or transfer its rights hereunder without the prior written consent of the Bank).

     5.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.


                                   ----------


                                 KNITS GUARANTEE

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                         CYGNE KNITS LIMITED


                                         By
                                            -----------------------------------
                                         Name:
                                         Title:

                                         Address for Notices:
                                         1372 Broadway - 2nd Floor
                                         New York, NY  10018

                                         Telecopy:
                                         Telex:




                                         THE HONGKONG AND SHANGHAI BANKING
                                           CORPORATION LIMITED, NEW YORK BRANCH


                                         By
                                            -----------------------------------
                                         Name:
                                         Title:

                                         Address for Notices:
                                         140 Broadway
                                         New York, NY  10005

                                         Telecopy:
                                         Telex:

                                                                       EXHIBIT D

                            LETTER OF NEGATIVE PLEDGE

The Hongkong and Shanghai Banking Corporation Limited
140 Broadway
New York, NY 10005-1196


Re:   Credit Agreement dated as of September 20, 1996
      with Cygne Designs, Inc. (the "Company") up to an
      aggregate amount of $17,500,000
      -------------------------------------------------

Dear Sir/Madam:

In consideration of your agreeing to grant, continue and/or further extend credit facilities and other financial accommodation to the Company, the Company hereby irrevocably and unconditionally covenants and undertakes with you as follows:

1.   The Company shall not, nor will it permit any of its Subsidiaries to:

     a. Create or attempt to create, assume or permit to subsist any mortgage, security interest, charge, pledge, lien, or other encumbrance upon, or permit any lien, security interest or other encumbrance (except for statutory or constitutional liens arising in the ordinary course of business with respect to any obligation or indebtedness which is not yet due and payable) to arise on or affect, the whole or any part of its respective undertaking, property, assets and rights, other than pledges created over goods and/or services acquired pursuant to documentary credits opened in the ordinary course of business for the purpose of financing the acquisition or provision of such goods and services; or

     b. Transfer, sell or otherwise dispose of or attempt or agree to transfer, sell or dispose of the whole or any part of its respective undertaking, property, assets and rights, except by way of sale at full value in the usual and ordinary course of business as now conducted and for the purpose of carrying on the relevant business; or

     c. Grant, issue or extend any guarantee or indemnity or enter into any other form of contractual undertaking or arrangement of similar effect in respect of any indebtedness or obligations, actual or continent, of any other Person whatsoever except in the usual and ordinary course of business as now conducted by the Company and its Subsidiaries and for the purpose of the carrying on by the Company or the relevant Subsidiary of its business.

Letter of Negative Pledge
Page 2


2. The undertakings set out herein shall not be deemed breached by reason only of the existence of any mortgage, security interest, charge, pledge, lien or other encumbrance or guarantee or indemnity which has been created, assumed or which subsists or has arisen prior to the date hereof, provided, that any further or additional encumbrance over or affecting the relevant asset, or increase in the amount secured by or other variation of the relevant encumbrance or guarantee or indemnity of similar effect, shall constitute such a breach.

3. The Company further authorizes you, in your absolute discretion, at any time and from time to time to notify any creditors of the Company and its Subsidiaries of the terms of the undertakings set out herein in the event that you receive notice of proposals which, if implemented, would or might be in breach of such undertakings.


                                           Yours faithfully,


                                           CYGNE DESIGNS, INC.


                                           By
                                              ---------------------------------
                                           Name:
                                           Title:



Date: As of September 20, 1996

                                                                       EXHIBIT E

                                ESCROW AGREEMENT

     ESCROW AGREEMENT dated as of September 20, 1996 by and among CYGNE DESIGNS, INC., a Delaware corporation ("CDI"), and Cygne Group (F.E.) Limited, a Hong Kong corporation ("CGFE" and, together with CDI, the "Company"), THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a foreign banking corporation acting through its New York Branch (the "Bank"), and MARINE MIDLAND BANK, a banking corporation and trust company organized and existing under the laws of the State of New York, as the escrow agent hereunder (the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Bank are parties to an Amended and Restated Credit Agreement dated as of September 20, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by issuing letters of credit and making loans) to be made by the Bank to the Company in an aggregate face or principal amount not exceeding $17,500,000;

     WHEREAS, the Credit Agreement provides for the Company (i) to grant a first priority perfected pledge and security interest to the Bank under the Security Agreement (as defined in the Credit Agreement) with respect to all of the validly issued, fully paid and nonassessable shares of common stock of AnnTaylor Stores Corporation ("ATSC"), par value $0.0068 per share (the "ATSC Shares"), received by the Company in connection with the Stock and Asset Purchase Agreement (as defined in the Credit Agreement), (ii) to effect the sale, assignment and transfer from time to time of the ATSC Shares through an escrow account maintained with the Escrow Agent in accordance with the terms and conditions thereof and (iii) to cause the Escrow Agent to remit all proceeds relating to each such sale, assignment and transfer of ATSC Shares (the "Proceeds") directly to the Collateral Account (as defined in the Credit Agreement); and

     WHEREAS, the Company and the Bank desire to appoint Marine Midland Bank as the Escrow Agent, and Marine Midland Bank is willing to act as the Escrow Agent hereunder, in accordance with the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Establishment of Escrow Account. The ATSC Shares delivered by the Bank shall be accepted by the Escrow Agent and placed into an account with the Escrow

Agent in the name of the Bank (the "Escrow Account") to be held and administered in accordance with the terms and conditions hereof.

     Section 3. Establishment of Brokerage Account. The ATSC Shares shall be sold, assigned and transferred pursuant to instructions delivered by the Bank to the Escrow Agent from time to time in accordance with the terms and conditions hereof through an account in the name of the Escrow Agent (the "Brokerage Account") at a Specified Broker (as defined below). The instructions delivered by the Bank to the Escrow Agent shall be based upon instructions provided to the Bank by the Company, which instructions shall specify the number of shares to be sold, the Specified Broker through which the shares are to be sold and any pricing limitations. The Escrow Agent shall deliver a certificate or certificates representing the appropriate number of ATSC Shares to be sold, assigned and transferred to the Specified Broker set forth in the sale instructions of the Company provided to the Bank, against payment on the settlement date of each respective sale, assignment and transfer. For purposes hereof, "Specified Broker" shall mean Bear, Stearns & Co, Inc., Donaldson Lufkin & Jenrette Securities Corporation, J.P. Morgan & Co. and Lehman Brothers Inc.

     Section 4. Notice of Pledge and Assignment. The Company and the Bank hereby notify the Escrow Agent that (i) the Company has pledged and granted to the Bank under the Security Agreement a first priority perfected pledge and security interest in all of the ATSC Shares owned by the Company and the proceeds thereof and (ii) the Company has assigned to the Bank the Registration Rights (as defined in the Assignment dated as of September 20, 1996 made by the Company in favor of the Bank) of the Company relating to the ATSC Shares as provided in the Stockholders Agreement. The Escrow Agent hereby acknowledges such pledge and security interest and such assignment, and shall, at the request of the Bank, deliver to the Bank the certificate or certificates evidencing the number of ATSC Shares than remaining in the Escrow Account.

     Section 5. Sale of ATSC Shares; Proceeds. The Company hereby requests the Bank to instruct the Escrow Agent to sell, assign and transfer the ATSC Shares, and remit the Proceeds, in accordance with the provisions set forth below:

          (a) The Company shall deliver notice to the Escrow Agent and the Bank that the shelf registration filed by ATSC with the Securities Exchange Commission with respect to the ATSC Shares shall have been declared effective, which notice shall include the effective date of such registration (the "Effective Date");

          (b) On the day the Company delivers the notice of the Effective Date, and in the case of clause (z) of this Section 5(b), at such other times as it deems appropriate (but in no case more than once a week), and on each day every two (2) weeks thereafter during the term of this Agreement, the Company shall deliver to the Bank a report, certified by the chief financial officer of the Company (the "Obligations Report"), setting forth
     (i) the obligations of the Company under the Credit Agreement, either then outstanding or to become due and payable within the immediately succeeding two (2) week period, and (ii) the number of ATSC Shares, if any, to be sold, assigned and transferred hereunder to


                                ESCROW AGREEMENT
     permit the Company (x) to pay to the Bank, and to provide to the Bank collateral security therefor, the face or principal amount of such obligations, including any interest thereon, described in clause (i) above,
     (y) to comply with the mandatory prepayment obligations of the Company under the Credit Agreement (together with the amount described in clause
     (x) above, the "Required Collateral Balance"), and (z) to increase the balance in the Collateral Account (the "Cash Collateral Balance");

          (c) After the receipt by the Bank of the notice of the Effective Date, and upon receipt of each Obligations Report, the Bank shall instruct the Escrow Agent, in accordance with Section 3 hereof, (i) to deliver to the Specified Broker such certificate or certificates evidencing the number of ATSC Shares equal to or greater than, after disposition and net of related costs, (A) the difference between the Required Collateral Balance and the Cash Collateral Balance pursuant to Sections 5(b)(x) and (y) above, and (B) the amount of the increase, if any, in the Cash Collateral Balance pursuant to Section 5(b)(z) above, but in no event shall the number of shares or clauses (A) and (B) be in excess of two percent (2%) of the then outstanding shares of common stock of ATSC with respect to any two (2) week period, and (ii) to instruct the Specified Broker to execute through the Brokerage Account from time to time the sale, assignment and transfer of such ATSC Shares at the best market price then available;

          (d) Upon receipt thereof from the Specified Broker, the Escrow Agent shall remit all Proceeds directly to the Collateral Account; and

          (e) If the Company shall fail in any event to notify the Escrow Agent in a timely fashion with respect to any notice required hereunder, the Bank shall effect such notice.

     Section 6. Instructions as to Certain Conditions. With respect to each sale, assignment and transfer of ATSC Shares hereunder, the Escrow Agent is hereby instructed to instruct the Specified Broker, that (i) no sale, assignment and transfer of ATSC Shares may knowingly be made to any person who beneficially owns in excess of five percent (5%) of the then outstanding shares of common stock of ATSC and (ii) no sale, assignment and transfer of more than two percent (2%) of the then outstanding shares of common stock of ATSC may knowingly be made to a single purchaser (or group of related purchasers).

     Section 7. Termination of Escrow Agreement. Upon the receipt of written notice from the Bank that the obligations of the Company to the Bank under the Credit Agreement and the Notes have been paid in full, the Commitments have expired or been terminated, and the Letters of Credit and the Standby Letters of Credit have expired or been terminated, (i) the Escrow Agent shall deliver to the Bank the certificate or certificates evidencing the number of ATSC Shares then remaining in the Escrow Account, and (ii) the Escrow Account shall be deemed dissolved and this Escrow Agreement terminated.

     Section 8. Commercially Reasonable Manner. The Company acknowledges that the sale, assignment and transfer of ATSC Shares hereunder may or may not be made at the highest possible price available during the term of this Agreement, but agrees that any such


                                ESCROW AGREEMENT
transaction and the actions of the parties hereunder shall be deemed to have been made in a commercially reasonable manner.

     Section 9. Escrow Agent. The Company agrees to pay the Escrow Agent the compensation, pursuant to separate letter agreement between them, promptly upon request therefor, and to reimburse the Escrow Agent for all reasonable expenses or disbursements incurred by the Escrow Agent in the performance of its duties hereunder, including reasonable fees, expenses and disbursements of counsel to the Escrow Agent. The Escrow Agent shall have a lien upon the Escrow Account for its costs, expenses and fees which may arise hereunder and may retain that portion of the Escrow Account equal to such unpaid amounts, until all such costs, expenses and fees have been paid.

     Section 10. Rights, Duties and Immunities of Escrow Agent. Acceptance by the Escrow Agent of its duties under this Escrow Agreement is subject to the following terms and conditions, which all parties hereto hereby agree shall govern and control the rights, duties and immunities of the Escrow Agent.

          (a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions hereof and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set out herein. This Escrow Agreement shall not be deemed to create a fiduciary relationship between the parties hereto under state or federal law.

          (b) The Escrow Agent shall not be responsible in any manner for the validity or sufficiency of any property delivered hereunder, or for the value or collectability of any note, check or other instrument so delivered, or for any representations made or obligations assumed by any party other than the Escrow Agent. Nothing herein contained shall be deemed to obligate the Escrow Agent to deliver any cash, instruments, documents or any other property referred to herein, unless the same shall have first been received by the Escrow Agent pursuant to this Escrow Agreement.

          (c) The Company shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including but not limited to counsel fees, incurred without bad faith or willful misconduct on the part of the Escrow Agent arising out of or in conjunction with its acceptance, or the performance, of its duties and obligations hereunder as well as the costs and expenses of defending against any claim or liability arising out of or relating to this Escrow Agreement.

          (d) The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent in good faith believes to have been signed and presented by the proper party or parties.


                                ESCROW AGREEMENT

          (e) The Escrow Agent shall not be liable for any (i) error of judgment, (ii) act done or step taken or omitted by it in good faith, (iii) mistake in act or law, or (iv) action taken or refrained from in connection herewith, except its own willful misconduct.

          (f) The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any provision hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel.

          (g) The agreements set forth in this Section 10 shall survive the termination hereof and the payment of all amounts hereunder.

     Section 11. Resignation of Escrow Agent. The Escrow Agent shall have the right to resign upon thirty (30) days written notice to the Company and the Bank. In the event of such resignation, the Bank shall appoint a successor escrow agent hereunder by delivering to the Escrow Agent a written notice of such appointment. Upon receipt of such notice, the Escrow Agent shall deliver to the designated successor escrow agent all money and other property held hereunder and shall thereupon be released and discharged from any and all further responsibilities whatsoever hereunder; provided, however, that the Escrow Agent shall not be deprived of its compensation earned prior to such time. If no successor escrow agent shall have been designated by the date specified in the notice of the Escrow Agent, all obligations of the Escrow Agent hereunder shall nevertheless cease and terminate. Its sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to the Bank.

     Section 12. Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing and telecopied, telegraphed, cabled, mailed or delivered, addressed to the parties at the addresses set forth herein or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, 5 Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

     Section 13. Successors and Assigns; Assignment. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 14. Amendments, Etc. Any provision hereof may be amended or modified only by an instrument in writing signed by each of the parties hereto.

     Section 15. Governing Law; Submission to Jurisdiction. This Escrow Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts to be performed entirely within the State of New York, without reference to or application of rules or principles of conflicts of law. Each of the parties hereto


                                ESCROW AGREEMENT
hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 16. Captions. The captions and section headings contained in this Escrow Agreement are included solely for convenience or reference and shall not affect the meaning or interpretation of any provision hereof.

     Section 17. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Escrow Agreement.

     Section 18. Counterparts. This Escrow Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Escrow Agreement by signing any such counterpart.

     Section 19. Severability. If any provision hereof is invalid and unenforceable in any applicable jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


                                   ----------


                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the day and year first above written.


                                          CYGNE DESIGNS, INC.


                                          By
                                             -----------------------------------
                                          Name:
                                          Title:

                                          Address for Notices:
                                          1372 Broadway - 2nd Floor
                                          New York, NY  10018




                                          CYGNE GROUP (F.E.) LIMITED


                                          By
                                             -----------------------------------
                                          Name:
                                          Title:

                                          Address for Notices:
                                          1372 Broadway - 2nd Floor
                                          New York, NY  10018




                                          THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED, NEW YORK BRANCH

                                          By
                                             -----------------------------------
                                          Name:
                                          Title:

                                          Address for Notices:
                                          140 Broadway
                                          New York, NY  10005
                                          Attention: NYK CBU TRS




                                          MARINE MIDLAND BANK, as Escrow Agent


                                          By
                                             -----------------------------------
                                          Name:
                                          Title:

                                          Address for Notices:
                                          Corporate Trust Services
                                          140 Broadway - 12th Floor
                                          New York, NY  10005-1180

                                ESCROW AGREEMENT


                                                                       EXHIBIT F

                        ASSIGNMENT OF REGISTRATION RIGHTS

     ASSIGNMENT dated as of September 20, 1996 between CYGNE DESIGNS, INC., a Delaware corporation having an office at 1372 Broadway, New York, NY 10018 ("CDI"), and CYGNE GROUP (F.E.) LIMITED, a Hong Kong corporation ("CGFE" and, together with CDI, hereinafter referred to as the "Assignor"), and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a foreign banking corporation acting through its New York Branch (the "Assignee").

                              W I T N E S S E T H :

     WHEREAS, the Assignor and the Assignee are parties to an Amended and Restated Credit Agreement dated as of September 20, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by issuing letters of credit and making loans) to be made by the Assignee to the Assignor in an aggregate face or principal amount not exceeding $17,500,000;

     WHEREAS, the Credit Agreement provides for the Assignor (i) to grant a first priority perfected pledge and security interest under the Security Agreement (as defined in the Credit Agreement) with respect to all of the validly issued, fully paid and nonassessable shares of common stock of AnnTaylor Stores Corporation ("ATSC"), par value $0.0068 per share (the "ATSC Shares"), received by the Assignor in connection with the Stock and Asset Purchase Agreement (as defined in the Credit Agreement), and (ii) to assign to the Assignee all rights relating to the registration by ATSC of the ATSC Shares with the Securities and Exchange Commission as provided in the Stockholders Agreement (as defined in the Credit Agreement);

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Assignment. The Assignor does hereby assign, transfer and set over unto the Assignee all the Assignor's rights and interests, but not any of its obligations, with respect to the registration by ATSC of the ATSC Shares with the Securities and Exchange Commission under the Stockholders Agreement (the "Registration Rights"), including without limitation, the rights of the Assignor to cause ATSC to file a registration statement under the Securities Act of 1933, as amended; provided, the Assignee shall comply with applicable transfer restrictions set forth in the Stockholders Agreement. The Assignee hereby accepts such assignment.

     Section 3. (a) Liabilities of the Assignor. It is expressly agreed that, anything herein contained to the contrary notwithstanding:

          (1) The Assignor shall at all times remain liable to ATSC under the Stockholders Agreement to perform all duties and obligations of the Holder (as defined in the Stockholders Agreement) thereunder to the same extent as if this Assignment had not been executed, including, without limitation, the Assignor's obligations with respect to compliance with applicable Federal and state securities law and the indemnification provisions set forth in Section 2.06(b) of the Stockholders Agreement.

          (2) The exercise by the Assignee of any right assigned hereunder shall not release the Assignor from any of its duties or obligations to ATSC under the Stockholders Agreement.

          (3) The Assignee shall have no obligation or liability under the Stockholders Agreement by reason of or arising out of this Assignment nor shall the Assignee be obligated to perform any of the obligations or duties of the Assignor under the Stockholders Agreement or to present or file any claim or to take any other action to collect or enforce any claim with respect to any rights assigned hereunder.

     (b) Indemnification Limitation. It is expressly agreed that, anything herein contained to the contrary notwithstanding, Assignee shall have no right to indemnification from Assignor in respect of the failure of Assignee to meet its obligations under applicable Federal and state securities law.

     Section 4. Further Assurances. The Assignor agrees that at any time and from time to time upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver such further documents and take such further actions as the Assignee may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers granted herein.

     Section 5. Events of Default. Effective from and after the time, if any, that an Event of Default shall occur or be continuing, and until such time as such Event of Default shall no longer be continuing, the Assignor does hereby constitute the Assignee, its successors and assigns, the Assignor's true and lawful attorney-in-fact irrevocably, with full power (in the name of the Assignor or otherwise), at the sole cost and expense of the Assignor, to assert and enforce whatever claims and rights the Assignee may have under or arising out of the



                                   ASSIGNMENT

Stockholders Agreement with respect to the Registration Rights and, for such period as the Assignee may exercise rights with respect thereto under this Assignment, to file any claims or take any actions or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which the Assignee may deem to be necessary or advisable with respect to such claims and rights.

     Section 6. Representations and Warranties. The Assignor hereby represents and warrants to the Assignee that:

          (a) The Stockholders Agreement is in full force and effect and is enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) The Assignor is not in default under the Stockholders Agreement.

          (c) The Assignor has received all necessary consents to the assignment and transfer contemplated herein and such consents are in full force and effect.

          (d) The Assignor has not assigned or pledged, and hereby covenants that, so long as this Assignment shall remain in effect, it will not assign or pledge the whole or any part of the rights assigned hereby to anyone other than the Assignee.

     Section 7. Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing and telecopied, telegraphed, cabled, mailed or delivered, addressed to the parties at the addresses set forth herein or, as to either party, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, five
(5) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

     Section 8. Successors and Assigns; Assignment. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 9. Amendments, Etc. Any provision hereof may be amended or modified only by an instrument in writing signed by each of the parties hereto.



                                   ASSIGNMENT

     Section 10. Governing Law; Submission to Jurisdiction. This Assignment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts to be performed entirely within the State of New York, without reference to or application of rules or principles of conflicts of law. Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 11. Captions. The captions and section headings contained in this Assignment are included solely for convenience or reference and shall not affect the meaning or interpretation of any provision hereof.

     Section 12. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Assignment.

     Section 13. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment by signing any such counterpart.

     Section 14. Severability. If any provision hereof is invalid and unenforceable in any applicable jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                                   ----------


                                   ASSIGNMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.

                                        CYGNE DESIGNS, INC.

                                        By_____________________
                                        Name:
                                        Title:

                                        Address for Notices:
                                        1372 Broadway - 2nd Floor
                                        New York, NY  10018

                                        CYGNE GROUP (F.E.) LIMITED

                                        By_____________________
                                        Name:
                                        Title:

                                        Address for Notices:
                                        c/o Cygne Designs, Inc.
                                        1372 Broadway - 2nd Floor
                                        New York, NY  10018

                                        THE HONGKONG AND SHANGHAI BANKING
                                         CORPORATION LIMITED, NEW YORK BRANCH

                                        By_____________________
                                        Name:
                                        Title:

                                        Address for Notices:
                                        140 Broadway
                                        New York, NY  10005
                                        Attention: NYK CBU TRS

Acknowledged by:

ANNTAYLOR STORES CORPORATION

By_____________________
Name:
Title:



                                   ASSIGNMENT

                                                                       EXHIBIT G

                      [Form of Borrowing Base Certificate]

                           BORROWING BASE CERTIFICATE

                Monthly accounting period ended ___________, 19__


     Reference is made to the Credit Agreement dated as of September 20, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between CYGNE DESIGNS, INC., a Delaware corporation, and THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a foreign banking corporation acting through its New York Branch. Terms defined in the Credit Agreement are used herein as defined therein.

     Pursuant to Section [6.01(a)(xiii)/8.01(d)] of the Credit Agreement, the undersigned, the Chief Financial Officer/Controller of the Company, hereby certifies that, to the best of [his/her] knowledge, attached hereto as Annex 1 is a true and accurate calculation of the Borrowing Base as at the end of the monthly accounting period ended ___________, 19___ determined in accordance with the requirements of the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the ____ day of _______, 19___.


                                             --------------------------------
                                             Name:
                                             Title:

                                                                         Annex 1

                               CYGNE DESIGNS, INC.

                           Borrowing Base Certificate
                                 Omitted (000's)


Receivables (determined net of credits)
  -- beginning balance period ended
  ______________, 19 _____ .............................   ______

Plus:  total sales for period ..........................   ______
Less:  total cash receipts for period ..................   ______
         total other adjustments for period
         (+/-) (details attached) including
         rebates, offsets and commissions ..............   ______

Receivables (determined net of credits)
  -- ending balance period ending
  _____________, 19 _____ ..............................   ______

Less:  ineligible Receivables at period end
         (determined without duplication):

Receivables not payable in Dollars .....................   ______
Receivables over 90 days original terms ................   ______
Receivables due from an Affiliate or a Subsidiary ......   ______
Export Receivables, letters of credit or
  U.S. Government Insurance ............................   ______
Receivables from creditors with
  unsatisfactory credit standing (as
  determined by the Bank) ..............................   ______
Receivables over 90 days from invoice date .............   ______
Receivables with excess of 20% of balances
  past 90 days from invoice date .......................   ______
Receivables subject to dispute .........................   ______
Receivables evidenced by Instruments
  not in the possession of the Bank ....................   ______
Receivables arising out of sale or
  return transactions ..................................   ______
Receivables from DIP creditors .........................   ______

Total ineligible Receivables ...........................   ______
Total Eligible Receivables .............................                 ______
--------------------------

Inventory at lower of cost or market
  covered by appropriate filings
  (from attached schedule): ............................   ______

Beginning period Inventory Balance
  ____________, 19 _____ ...............................   ______
Ending period Inventory Balance
  ____________, 19 _____ ...............................   ______

Plus:  Inventory held by Processors covered
         by appropriate UCC filings ....................   ______

Less:  Inventory held more than ___ days ...............   ______

Total Eligible Inventory ...............................                 ______
-----------------------

80% of Eligible Receivables ............................   ______

Plus:  50% of Eligible Inventory .......................   ______
       (no more than $3,500,000)

Plus:  50% of the aggregate face amount of
       all undrawn Letters of Credit ...................   ______

Plus:  50% of the value of the ATSC Shares .............   ______
       (no more than $12,000,000)

Less:  2 times average monthly commissions
       to bailees, Processors, etc. ....................   ______

Borrowing Base: ........................................                 ______

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Loan Balance:  Period begin ___________, 19 ___ ........   ______
               advances for period .....................   ______
               reductions for period ...................   ______
               other adjustments (+/-) .................   ______
Loan Balance:  Period end __________, 19 ___ ...........   ______

Plus:  [Describe other obligations] ....................   ______
Total outstanding ......................................                 ______

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Availability (overadvance) .............................                 ______

                               CYGNE DESIGNS, INC.

                               Inventory Schedule

                                                    Unit
                                                    Cost
                                      Quantity     Cents/     Value     Eligible
                                      M Units       Unit        M$         M$
                                      --------     ------     -----     -------
Finished Product Inventory
--------------------------

Location/product/unit ..............
Total fin. prod. inv. ..............


Raw Material Inventory
----------------------

Location/product/unit ..............
Total raw material inv. ............


Inventory Value -- M$
---------------------

Finished product inventory .........
Raw materials inventory ............

                                                                       EXHIBIT H

                  [Form of Opinion of Counsel to the Obligors]

                                                              September __, 1996

The Hongkong and Shanghai Banking
  Corporation Limited, New York Branch
140 Broadway
New York, NY 10005


Gentlemen:

     We have acted as counsel to Cygne Designs, Inc. (the "Company") in connection with the Credit Agreement (the "Credit Agreement") dated as of September 20, 1996 between the Company and The Hongkong and Shanghai Banking Corporation Limited, New York Branch (the "Bank"), providing for letters of credit to be issued and loans to be made by the Bank in an aggregate face or principal amount not exceeding $17,500,000. Terms defined in the Credit Agreement are used herein as defined therein.

     In rendering the opinion expressed below, we have examined the originals or conformed copies of such corporate records, agreements and instruments of the Company and its Subsidiaries, certificates of public officials and of officers of the Company and its Subsidiaries, and such other documents and records, and such matters of law, as we have deemed appropriate as a basis for the opinions hereinafter expressed.

     Based upon the foregoing, we are of the opinion that:

          1. Each Obligor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and has the necessary corporate power to execute, perform and deliver its obligations under the Credit Documents to which it is a party. Further, the Company has the necessary corporate power to open Letters of Credit for its account, borrow Loans and refinance certain existing indebtedness under the Credit Agreement. Each Obligor is duly qualified to transact business in such jurisdictions where failure so to qualify would have a material adverse effect on the financial condition, operations, business or prospects of such Obligor.

September 20, 1996
Page 2


          2. The execution, delivery and performance by each Obligor of the Credit Documents to which it is a party, and the borrowings by the Company under the Credit Agreement, have been duly authorized by all necessary corporate action, and do not and will not violate and provision of law or regulation or any provision of the charter or by-laws of any Obligor or result in the breach of, or constitute a default or require any consent under, or (except for the Liens created pursuant to the Security Documents) result in the creation of any lien upon any of the properties, revenues or assets of any Obligor pursuant to, any indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or its assets may be bound.

          3. The Credit Agreement and Security Documents (in the case of each Obligor) constitute, and any Notes when executed and delivered for value will constitute, legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law.)

          4. There are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or (to our knowledge) threatened against or affecting the Company or any of its Subsidiaries, or any properties or rights of the Company or any of its Subsidiaries, which, if adversely determined, would have a material adverse effect on the consolidated financial condition, operations, business or prospects taken as a whole of the Company and its Consolidated Subsidiaries.

          5. No authorizations, consents, approvals, licenses, filings or registrations with, any governmental or regulatory authority or agency are required in connection with the execution, delivery or performance by any Obligor of the Credit Documents to which it is a party, except the filings and recordings of Liens to be created pursuant to the Security Documents.

          6. The Security Agreement creates, in favor of the Bank, valid security interests (to the extent the Uniform Commercial Code is applicable thereto) in all Collateral (as defined therein) in which the Company has rights, in each case as collateral security for the payment of the Secured Obligations described in the Security Agreement. All such security interests which can be perfected by a Uniform Commercial Code filing in the United States of America will have been, upon such filings being completed, so perfected.

September 20, 1996
Page 3


          7. The issued and outstanding shares of capital stock of each Issuer under and as defined in the Security Agreement is correctly described in Annex 1 thereto, and evidenced by the certificates therein identified. The security interest in the Pledged Stock under and as defined in the Security Agreement evidenced by each such certificate constitutes a valid, perfected security interest, subject to no equal or prior liens, encumbrances, charges or other security interests as security for the Secured Obligations (as defined in the Security Agreement), so long as the Bank holds such certificates.


                                               Very truly yours,


                                               Fulbright & Jaworski, L.L.P.

                                                                       EXHIBIT I

HSBC Corporate Banking
The Hongkong and Shanghai Banking Corporation Limited
New York Branch: 140 Broadway, New York, NY 10005-1196


PRIVATE & CONFIDENTIAL


Cygne Designs, Inc.
1372 Broadway
New York, NY 10018

Attention: Mr. Roy E. Green
           Vice President Finance,
           Chief Financial Officer

Dear Roy,

BANKING FACILITIES:

We are pleased to advise you that The Kongkong and Shanghai Banking Corporation Limited, New York Branch is willing to make available to your company USD30,000,000.- in committed facilities until 31 January 1997 on the following terms and conditions:

Borrower:                Cygne Designs, Inc. ("CDI" or "the Company"),

Lender: The Hongkong and Shanghai Banking Corporation Limited, New York Branch ("the Bank")

                         To the earlier of 31 August 1996 or the sale of CDI's 60% interest in CAT to AnnTaylor Inc. ("CAT/ATI transaction"):

Facility/Amount:         Import Facility (IMP)                USD30,000,000.-
                         For sight DC's within which:
                         Technical T/R (IMC01)               (USD30,000,000.-)
                         (Where Bank does not control
                         title to the goods)
                         Loans Against Imports (IMC02)       (USD30,000,000.-)
                         (up to 60 days)
                         Revolving Loan (RLN)                (USDl0,100,000.-)
                         (up to 60 days)
                         Export Loans (EXC)                  (USD 3,500,000.-)
                         (up to 90 day)
                         Standby LIC's (SLC)                 (USD 2,000,000.-)
                         (up to one year)
                         Hold Cover (HLD0l)                 (to be determined)
                                                              ---------------
                         Total                                USD30,000,000.-

I


15 May 1996                                                          Page 2 of 8
Cygne Designs, Inc.

                         Effective  the earlier  of  closing of  the
                         CAT/ATI transaction  or  31  August  1996
                         facilities will reduce as follows:

                         Import Facility (IMP)              * USD22,500,000.-
                         For sight DC's within which:
                         Technical T/R (IMC01)              *(USD22,500,000.-)
                         (Where Bank does not control
                         title to the goods)
                         Loans Against Imports             **(USD17,500,000.-)
                         (1MC02) (up to 60 days)
                         Revolving Loan (RLN)              **(USD10,000,000.-)
                         (Up to 60 days)
                         Export Loans (EXC)                **(USD 3,000,000.-)
                         (Up to 90 days)
                         Standby Letters of Credit           (USD 2,000,000.-)
                         (SLC) (Up to one year)
                                                             ----------------
                         Total                                USD22,500,000.-

                         * The IMP and IMC shall be reduced to USD15,000,000.00 at 31 October 1996, USD10,000,000.00 at 30 November 1996, and USD5,000,000.00 at 31 December 1996. Any
                         remaining obligations outstanding as at 31 January
                         1997 must be secured by cash or a standby letter of credit from a bank or financial institution approved in advance by the Bank.

                         ** on a reducing basis at the earlier of the CAT/ATI transaction or 31 August 1996.

Borrowing Base:          Availability under these limits will be based on 80% of
                         Eligible Accounts Receivable (A/R). Eligible A/R to exclude - Returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed and accounts and credit balances over 90 days from invoice date
                         (including ATI); total account balance where excess 20% over 90 days past invoice date; non-approved foreign accounts; any other uncollectible items (including companies with debtor in possession financing, Chapter
                         7 and 11 bankruptcy filings, and any chargebacks).

                         50% of Eligible Inventory (Maximum contribution not to exceed UBD14.0M, reducing to USD7.0M effective the earlier of closing of the CAT/ATI transaction or 31 August 1996, and thereafter reducing in line with the Customers

15 May 1996                                                         Page 3 of 8
Cygne Designs, Inc.

                         projections.) Eligible inventory to exclude - obsolete, damaged, not fit for traditional resale and work in process; Foreign inventory not covered by Bank's lien; (Note: Inventory in transit is eligible.)

                         50% of outstanding DC's issued.

                         50% of market value of AnnTaylor Stock pledged to the Bank (Maximum contribution not to exceed USD12.0M).

                         Continuing standards of eligibility may be fixed and revised from time to time solely by the Bank in its exclusive judgement.

Purpose: For working capital and to facilitate the manufacture and importation of apparel goods.

Availability:            Upon receipt of all duly executed documentation
                         required by the Bank and the Borrower's compliance with the terms and conditions of this Offer Letter.

Commission  on           All Bank charges will be applied according to the
Letters of credit:       Bank's standard Tariff Structure and are subject to
                         changes at the Bank's discretion.

Commission on            0.125% per month.
Standby LC's:

Interest on IMC          Interest will be calculated at a rate equal to 1.75%
and RLN:                 p.a. above prime rate, subject to fluctuation, and
                         commencing on the date of each advance, reducing at the earlier of 31 August 1996 or the close of the CAT/ATI transaction to 1.00% p.a. above prime rate, subject to compliance with financial covenants and elimination of any borrowing base overadvance.

                         "Prime Rate" means the rate per annum announced from time to time by Marine Midland Bank, at its principal office in New York City as its prime rate, and is a base rate for calculating interest on certain loans.

                         All payments of interest will be automatically debited from the Borrower's current account with the Bank upon maturity.

15 May 1996                                                         Page 4 of 8
Cygne Designs, Inc.

Commitment Fee:          1/2% (USD150,000.00) Payable upon acceptance of this
                         Facility letter.

Penalty Interest:        2% p.a. over the rate of interest otherwise applicable
                         to these advances.

Prepayment:              There will be no penalty for prepayments; however the
                         Bank must be made whole for any expenses related to break funding costs.

Payments:                On the earlier of (i) the maturity date for each
                         advance specified on or before the time such advance or extension or credit is made, or (ii) expiry of the line.

                         DC: at sight.
                         RLN/IMC: for up to 60 days.
                         EXC: for up to 90 days.

                         All payments will be automatically debited to the Borrower's current account with the Bank.

Security and             The Bank shall require.
Other Collateral
Documentation:           1. Uniform Commercial Code filings providing
                            a first lien over all accounts receivable and inventory of the Company and its US subsidiaries. The Bank shall also require control over the disposition of any tax refund.

                         2. Intercreditor and subordination agreement with
                            Mitsubishi International Corporation (MIC) and Mitsubishi Corporation (MC) acknowledging proposed interest only payments restriction.

                         3. Cross Corporate Guarantees among the Company and
                            its US subsidiaries.

                         4. Letters of Negative Pledge over all assets of
                            CDI, including those of any Controlled Foreign Corporations (CFC's):

                         5. Pledge of 65% of the stock of the Company's CFC's


                         6. Pledge of 100% of the Company's stock in AnnTaylor
                            Stores corporation, and assignment of registration rights thereto.

15 May 1996                                                         Page 5 of 8
Cygne Designs, Inc.

                        7. Pledge of the shares of the Company held by Messrs. Manuel and Benson (approximately 1,691,437 shares and 1,119,423 shares respectively.)

                        8. Collateral mortgage, second position, on office/warehouse near Florence, Italy.

                        9. Key Man Life insurance on principals up to a value of USD5.0M, assigned to the Bank.

                        10. Marine Cargo Insurance Policy with the Bank named
                            as loss payee.

                        11. Where any advances are made for Loans Against
                            Imports (IMC), Clean Import Loans (CIL) or Trust Receipts (TR) loans, borrower's indebtedness will be evidenced by an Optional Advance Time Note (Time
                            Note). Any time period set by the Bank for maturity of drawings under the Time Note shall be inclusive of any usance periods provided under letters of credit or by the terms of sale of Borrower's suppliers.

                        12. The execution or the Bank's General Security
                            Agreement.


Financial               The granting of this facility is also subject to receipt
Reporting:              of the following items duly certified by an authorized
                        officer of the Company, as having been prepared in accordance with GAAP where appropriate.


                        Annually (Within 120 days)
                          Latest consolidated audited financial statements, internal consolidating financial statements and projections of sales and profits for the coming year.

                        Ouarterly (Within 45 days)
                          Consolidated financial statements with a summary explanation of results, and internal consolidating financial statements.

                        Quarterly (Within 30 days)
                          Inventory and Accounts receivable aging

15 May 1996                                                         Page 6 of 8
Cygne Designs, Inc.

                          reports.

                        Monthly (within 10 days)
                          Signed Borrowing Base Certificate.

                        Weekly (Within 7 days)
                          Signed Borrowing Base Certificate

Affirmative             The company must maintain the following:
Covenants:

                        1. Min. current ratio of 0.75X, increasing to 1.5X at
                           the earlier of the CAT/ATI transaction or 31 August 1996.

                        2. Min. Tangible Net Worth plus subordinated debt of
                           USDl4M increasing to USD34.5M at the earlier of the CAT/ATI transaction or 31 August 1996.

                        3. Max. Leverage Ratio (total liabilities less
                           subordinated debt/tangible net worth plus subordinated debt) shall not exceed 4.0X, decreasing to l.5X at the earlier of the CAT/ATI transaction or 31 August 1996.

Conditions
Precedent:              1. USD7M Borrowing Base overadvance available upon
                           pledge/delivery of CDI shares owned by Messrs Manuel and Benson.

                        2. Satisfactory legal review of registration rights
                           accruing to the restricted AnnTaylor shares to be pledged.

                        3. Satisfactory updated collateral audit.

                        4. MIC and MC must release their second position lien on
                           any assets being sold by CDI in the CAT/ATI transaction.

Miscellaneous:          The proceeds of all accounts  receivable  must be paid
                        directly to the Bank through a lock box established with Marine Midland Bank. Wire transfers directly to CDI's account with the Bank are also acceptable.

                        No downstreaming of funds without the Bank's prior approval, except in the normal course of business.

15 May 1996                                                         Page 7 of 8
Cygne Designs, Inc.

                        The Bank reserves the right, at the Borrower's expense, to appoint its agent to undertake a collateral audit.

                        This commitment is conditional upon (i) the preparation, execution and delivery of legal documentation in form and substance satisfactory to the Bank and to our counsel incorporating substantially the terms and conditions outlined or referred to above and (ii) the absence of a material adverse change in the financial condition or operations of the Customer as submitted in projection 5.2 dated 14 May 1996.

                        All costs, legal fees, and other out-of-pocket expenses will be for the account of the Borrower. All other costs, including but not limited to UCC charges and costs incurred by the Bank in performing credit checks, will be paid by the Borrower.

Taxation:               All payments of principal, interest, fees and other
                        expenses shall be made by the Customer free and clear of taxes, levies, imposts, duties, charges or withholdings of any nature whatsoever.

Governing Law:          The laws of the State of New York, without regard to
                        principles of conflict of laws, with non-exclusive courts of jurisdiction.

Please be advised that your relationship officers are:

                        Ian Wright                     (212) 658-2845
                        Adriana Collins                          5115

Should you have any matters of an operational nature to discuss, however, we suggest that you contact either of the following:

Trade Finance           Syed Ahmad         .           (212) 658-2918
                        Kam Yeung                                2930

Customer Service        Barry Zabell                   (212) 656-2949
                        Diane Glock                              2953

15 May 1996                                                         Page 8 of 8
Cygne Designs, Inc.

Please arrange for authorized signatories of your company, in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter to signify your understanding and acceptance of the terms and conditions under which the above facility is granted.

The above commitment will expire at 5:00 pm (Eastern) Daylight Time on 23 May 1996, unless we have received a fully executed copy of this letter from your company by such time. Upon acceptance of this commitment letter, all defaults under our Credit Agreement dated 28 September 1995 are permanently waived.

We are pleased to be of further assistance.

Yours sincerely,

/s/ J L PEANICK                                   /s/ IAN WRIGHT
--------------------------------                  ------------------------------
    J L Peanick                                       Ian Wright
    Senior Vice President                             Vice President
    Corporate Banking                                 Corporate Banking




ACCEPTED AND AGREED TO:
Cygne DESIGNS, INC.



By /s/ BERNARD M. MANUEL
-----------------------------------------
Name:  Bernard M. Manuel
Title: Chairman - Chief Executive Officer


Date: May 17, 1996